As filed with the U.S. Securities and Exchange Commission on July 17, 2019

Registration Nos. 033-54662; 811-05006

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 39

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 30

Penn Mutual Variable Life Account I

(Exact name of trust)

THE PENN MUTUAL LIFE INSURANCE COMPANY

(Name of depositor)

600 Dresher Road

Horsham, Pennsylvania 19044

(Complete address of depositor’s principal executive offices)

Kevin T. Reynolds

Senior Vice President and Chief Legal Officer

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

(Name and complete address of agent for service)

Copy to:

Christopher D. Menconi

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☐	On (date) pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☒	On October 1, 2019 pursuant to paragraph (a)(1) of Rule 485.

PROSPECTUS

FOR

DIVERSIFIED ADVANTAGE VUL

a flexible premium adjustable variable life insurance policy with index-linked options issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

PO Box 178, Philadelphia, Pennsylvania 19105

800-523-0650

Internet delivery of shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for the funds available under your variable annuity or variable life insurance contract will no longer be sent by mail unless you specifically request paper copies of the reports from The Penn Mutual Life Insurance Company, or your financial intermediary. Instead, the reports will be made available on our website at www.pennmutual.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper and free of charge. You can contact us at (800) 523-0650 or contact your financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your insurance contract.

Overview

The Policy provides life insurance and a cash surrender value that varies with the investment performance of one or more of the funds set forth below. The Policy also provides options in the Fixed Account in which amounts may be held to accumulate interest (including interest based on index credits). The life insurance (or death benefit) provided under the Policy will never be less than the amount specified in the Policy.

Penn Series Funds, Inc.	Manager
Money Market Fund	Penn Mutual Asset Management, LLC
Limited Maturity Bond Fund	Penn Mutual Asset Management, LLC
Quality Bond Fund	Penn Mutual Asset Management, LLC
High Yield Bond Fund	Penn Mutual Asset Management, LLC
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Penn Mutual Asset Management, LLC
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Massachusetts Financial Services Company
Large Core Growth Fund	Morgan Stanley Investment Management Inc.
Large Cap Value Fund	AllianceBernstein L.P.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSGA Funds Management, Inc.
Mid Cap Growth Fund	Ivy Investment Management Company
Mid Cap Value Fund	Neuberger Berman Investment Advisers LLC
Mid Core Value Fund	American Century Investment Management, Inc.
SMID Cap Growth Fund	Goldman Sachs Asset Management, L.P.
SMID Cap Value Fund	AllianceBernstein L.P.
Small Cap Growth Fund	Janus Capital Management LLC
Small Cap Value Fund	Goldman Sachs Asset Management L.P.
Small Cap Index Fund	SSGA Funds Management, Inc.
Developed International Index Fund	SSGA Funds Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management Inc.
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.
Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderate Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Conservative Allocation Fund	Penn Mutual Asset Management, LLC
Conservative Allocation Fund	Penn Mutual Asset Management, LLC

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

October 1, 2019

GUIDE TO READING THIS PROSPECTUS

This prospectus contains information that you should know before you buy the flexible premium adjustable variable life insurance policy with index-linked options (the “Policy”) described in this prospectus or exercise any of your rights under the Policy. The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy. Your rights and obligations under the Policy are determined by the language of the Policy itself. When you receive your Policy, read it carefully.

The prospectus is arranged as follows:

•	Pages 3 to 4 provide a summary of the benefits and risks of the Policy.

•	Pages 5 to 12 provide tables showing fees and charges under the Policy.

•	Pages 13 to 14 provide tables showing fees and expenses of the funds underlying the Policy.

•	Pages 15 to 41 provide additional information about the Policy, in question and answer format.

•

Pages 41 to 44 provide information about The Penn Mutual Life Insurance Company (“Penn Mutual”), Penn Mutual Variable Life Account I (the “Separate Account”) and the underlying investment funds to which Policy reserves may be allocated.

•	Appendix A, which is at the end of the prospectus and is referred to in the prospectus, describes the Fixed Account options available under the Policy.

**********

The prospectus of the Penn Series Funds that accompanies this prospectus contains important information that you should know about the investments that may be made under the Policy. You should read the prospectus carefully before you invest.

SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

The following is a summary of the benefits and the risks of the Policy. Please read the entire prospectus before you invest.

Benefit Summary

The Policy provides life insurance on you or another individual you name. In your application for the Policy, you will tell us how much life insurance coverage you want on the life of the insured person (the Specified Amount). The value of your Policy will increase or decrease based upon the performance of the investment options you choose. The death benefit may also increase or decrease based on investment performance. In addition, the Policy allows you to allocate a part of your policy value to both traditional and indexed fixed interest options where the value will accumulate interest (including interest based on index credits).

Death Benefit — While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan when the insured dies. We offer two different types of death benefit options under the Policy, a level death benefit option or an increasing death benefit option. You choose which one you want in the application.

Premium Flexibility — Amounts you pay to us under your Policy are called premiums or premium payments. Within limits, you can make premium payments when you wish. That is why the Policy is called a “flexible premium” Policy. Additional premiums may be paid in any amount and at any time. A premium may not be less than the minimum shown in your contract (generally at least $25).

Free Look Period — You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the free look period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

No-Lapse Feature — If the total premiums you have paid, less any partial withdrawals you made, equal or exceed the no-lapse premium specified in your Policy, multiplied by the number of months the Policy has been in force, your Policy will remain in force, regardless of investment performance for a specified period. The specified period is the shorter of 20 years, or the time until the policy anniversary nearest the Insured’s attained age 80. However, in no case will the specified period be less than 5 years. Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee if the loans equal or exceed the cash surrender value. The no-lapse premium will generally be less than the monthly equivalent of the planned premium you specified.

Investment Options — The Policy allows you to allocate your policy value to the different investment options listed on page 1 of this prospectus.

Fixed Account Options — In addition to the investment options described above, the Policy allows you to allocate your policy value to both traditional and indexed Fixed Account options which are described in Appendix A.

Transfers — Within limitations, you may transfer investment amounts from one investment option to another and to and from some of the Fixed Account options. In addition, the Policy offers three automated transfer programs — two dollar cost averaging programs and one asset rebalancing program.

Loans — You may take a loan on your Policy. You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. There will be two loan options: a Traditional Loan and an Indexed Loan. Both options cannot be active at the same time. For Traditional Loans, funds will be transferred from the investment options or the Fixed Account options into a loan account. Interest on Traditional Loans will be charged at an adjustable loan interest rate declared by the Company and is payable at the end of each policy year. Indexed Loans are described in Appendix A. You may repay all or part of a loan at any time.

Surrenders and Withdrawals — You may surrender your Policy in full at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your net cash surrender value. You may make partial withdrawals (subject to limitations) from your net cash surrender value.

Taxes — Death benefits paid under life insurance policies are not subject to federal income tax, but may be subject to federal and state estate taxes. Investment gains from your Policy are not taxed as long as the gains remain in the Policy. If the Policy is not treated as a modified endowment contract under federal income tax law, depending on the policy year when the distribution is made, distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income.

Riders — For an additional charge, Penn Mutual offers supplemental riders that may be added to your Policy. If any of these riders are added, any applicable monthly charges for the supplemental riders will be deducted from your policy value as part of the monthly deduction.

Risk Summary

Suitability — The Policy is designed to provide life insurance and should be used in conjunction with long-term financial planning. The Policy is not suitable as a short-term savings vehicle. You will pay a surrender charge should you surrender your Policy within the first 9 policy years or within 9 years of an increase in the Specified Amount of insurance.

Investment Performance — The value of your Policy, which may be invested in underlying investment funds, will vary with the investment performance of the funds you select. There is a risk that the investment performance of the funds may be unfavorable or may not perform up to your expectations, which may decrease the amount of your net cash surrender value. A comprehensive discussion of the investment risks of each of the funds may be found in the prospectus for each of the funds. Before allocating money to a fund, please read the prospectus for the fund carefully.

Lapse — Your Policy may terminate, or lapse, if the net cash surrender value of the Policy is not sufficient to pay policy charges (including payment of interest on any loan that may be outstanding under the Policy), the no-lapse feature is not in effect, and you do not make additional premium payments necessary to keep the Policy in force. We will notify you how much premium you will need to pay to keep the Policy in force. You will have a 61 day grace period to make that payment. Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive.

Access to Cash Value — If you surrender your Policy for cash within the first 9 policy years or within 9 years of an increase in the Specified Amount of insurance, you will incur a surrender charge at a rate specified for the year of surrender. Also, a partial withdrawal of your Policy for cash will be subject to a processing fee, not to exceed $25. In addition, any increase to your Specified Amount will have a 9-year surrender charge schedule attached to it.

Taxes — The federal income tax law that applies to life insurance companies and to the Policy is complex and subject to change. Changes in the law could adversely affect the current tax advantages of purchasing the Policy. Death benefits paid under life insurance policies are not subject to federal income tax, but may be subject to federal and state estate taxes. The information in this prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We reserve the right to make changes in the Policy in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Policy. You may wish to consult counsel or other competent tax advisers for more complete information.

FEE TABLES

The following tables summarize fees and expenses that a policy owner may pay when buying, owning and surrendering the Policy.1 The first table describes the fees and expenses that a policy owner may pay at the time he or she buys the Policy, surrenders the Policy, or transfers cash value from investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Percent of Premium Charge[2]	When a premium is paid.	8% of premium payments

Surrender Charge if the Policy is surrendered within the first 9 policy years or within the first 9 years following an increase	When the Policy is surrendered and upon a decrease in the Specified Amount in the first five policy years.	The surrender charge premium multiplied by the appropriate surrender factor. The surrender charge premium is a maximum of $42.00 to a minimum of $6.75 per $1000 of Specified Amount. The surrender factor is equal to 1.00 in the first year of the coverage and grades to 0.34 in the 9th year.

Charge for a representative non-tobacco male insured, age 45	When the Policy is surrendered.	For a $100,000 policy surrendered in policy year 5: 100 x ($21.50 per $1,000 of Specified Amount)[3] x 89%

	When the Specified Amount of the Policy is decreased.	For a $100,000 policy decreased to $75,000 in policy year 3: 25 x ($21.50 per $1,000 of Specified Amount decreased) x 98%

Partial Withdrawal Processing Fee	When you take a partial withdrawal from your Policy.	Lesser of $25 or 2.0% of the amount withdrawn.

Separate Account Transfer Charge

Maximum Charge	When you make a transfer.	$10.00

Current Charge		$0.00[4]

Traditional Loans[5]

Gross Interest Charge	End of each policy year.	Charged an adjustable loan rate. The maximum annual rate is the greater of the Moody’s Corporate Bond Yield Average and 3% (before credit from interest paid on collateral held in traditional loan account).

Net Interest Charge[6]	End of each policy year.	Annual rate of 1% (after credit from interest paid on collateral held in traditional loan account).[7]

Indexed Loans[8]

Gross Interest Charge	End of each policy year.	Annual rate of 5.0%

1	See What Are the Fees and Charges Under the Policy? in this prospectus for additional information.

2	The percent of premium charge imposed is currently reduced to 5% on premiums paid in the second policy year and thereafter.
3

The surrender charge premium is determined separately for each Policy and takes into account the individual underwriting characteristics of the insured and the Specified Amount of the Policy. The surrender charge premium is stated in each Policy.

4

No transaction fee is currently imposed for making a transfer among Funds and/or the Fixed Account options. While we do not currently intend to impose a transfer fee, we reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a policy year.

5

You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and certain accounts in the Fixed Account on a pro-rata basis and is transferred to a traditional loan account as collateral for the loan. See What Is a Policy Loan? in this prospectus for additional information about Policy Loans.

6	Net Interest Charge for a Traditional Loan means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the loan account.
7

The traditional loan account is guaranteed to earn interest at 2.0% during the first ten policy years and 2.75% thereafter. On a guaranteed basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.25% thereafter. The traditional loan account currently earns interest at 3.2% during the first five policy years and 4.2% thereafter. On a current basis, the Net Interest Charge during the first five policy years is 1.0% and 0.0% thereafter.

8

You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and certain accounts in the Fixed Account on a pro-rata basis and is transferred to an indexed loan account as collateral for the loan. The indexed loan account is credited interest in the same manner as the Indexed Fixed Account. See What Is a Policy Loan? in this prospectus and Appendix A for additional information about Policy Loans.

The next table describes charges that a policy owner may pay periodically during the time the Policy is owned. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

Periodic Charges Under the Policy

Not Including Operating Expenses of Underlying Investment Funds

Policy Charges	When Charge is Deducted	Amount Deducted
Cost of Insurance Charges[1]:

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.0067 per $1,000 of net amount at risk.

Current Charges	Monthly	Maximum of $83.33 to minimum of $0.0065 per $1,000 of net amount at risk.

Charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.2117 per $1,000 of net amount at risk.

Current Charge	Monthly	$0.1482 per $1,000 of net amount at risk.

Expense charge per $1,000 of Specified Amount	Monthly	For first 120 months following the policy date or an increase in a policy’s Specified Amount, the charges range from a maximum of $1.15 per $1,000 of Specified Amount of insurance, to a minimum of $0.35 per $1,000 of Specified Amount of insurance.[2]

Charge for a representative non-tobacco male insured, age 45

Periodic Charges Under the Policy

Not Including Operating Expenses of Underlying Investment Funds

Policy Charges	When Charge is Deducted	Amount Deducted

Maximum Charge	Monthly	$0.49 per $1,000 of initial Specified Amount of insurance.

Current Charge	Monthly	For the first 60 months following the policy date or an increase in the Specified Amount, $0.49 per $1,000 of initial Specified Amount of insurance. For months 61 through 120 following the policy date or an increase in the Specified Amount, $0.25 per $1,000 of initial Specified Amount of insurance.

Mortality and Expense Risk Asset Charge	Monthly	0.05% monthly of the first $50,000 of policy value and 0.025% monthly of the policy value in excess of that amount.[3]

Per Policy Expense Charge	Monthly	$9.00[4]

1.

The cost of insurance charges under the Policies vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Policy and the policy year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Policy issued to an individual who is representative of individuals we insure. Your Policy will state the guaranteed maximum cost of insurance charges. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of the Policy. For additional information on cost of insurance charges, see What Are the Fees and Charges Under the Policy? — Monthly Deductions — Insurance Charge in this prospectus.

2.

The maximum monthly expense charges per $1,000 of Specified Amount are currently reduced. During the first 60 months following the policy date, the charges range from $0.11 per $1,000 of initial Specified Amount of insurance to $0.93 per $1,000 of initial Specified Amount of insurance. For months 61 through 120 following the policy date, the charges range from $0.06 per $1,000 of initial Specified Amount of insurance up to $0.47 per $1,000 of initial Specified Amount of insurance. The charge on an additional Specified Amount of insurance is similarly reduced.

3.

This charge is currently reduced to zero in all policy years. See What Are the Fees and Charges Under the Policy? — Monthly Deductions — Mortality and Expense Risk Change in this prospectus for additional information about this charge.

4.	The charge is currently reduced to $8.00.

The next table describes charges that a policy owner may pay periodically for various optional Supplemental Riders to the Policy. They are in addition to the charges applicable under the base Policy. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

The expense charges vary depending on the individual circumstances of the insured. All charges shown in these tables which are based on the individual circumstances of an insured may not be representative of the charge you would pay. Information concerning your charge is available upon request from our administrative offices.

Periodic Charges Under Optional Supplemental Riders

Not Including Operating Expenses of Underlying Investment Funds

Supplemental Rider/Charges	When Charge Is Deducted	Amount Deducted
1. Accidental Death Benefit:

Cost of Insurance Charges[1]

Current and Maximum Charges	Monthly	Maximum of $0.1108 to minimum of $0.0533, per $1,000 of accidental death benefit.

Charge for a representative non-tobacco male insured, age 45

Current and Maximum Charges	Monthly	$0.0592 per $1,000 of accidental death benefit.

2. Additional Insured Term Insurance:

Cost of Insurance Charges[1]

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.0275 per $1,000 of additional insured term insurance benefit.

Current Charges	Monthly	Maximum of $83.33 to minimum of $0.0135 per $1,000 of additional insured term insurance benefit.

Charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.2117 per $1,000 of additional insured term insurance benefit.

Current Charge	Monthly	$0.1482 per $1,000 of additional insured term insurance benefit.

Expense Charge

First year of Rider and first year of increase in term insurance benefit under Rider	Monthly	$0.10 per $1,000 of additional insured term insurance benefit.

3. Waiver of Surrender Charges[2]:

Maximum Charges	Monthly	Maximum of $0.57 to minimum of $0.20 per $1,000 of original or increase in Specified Amount of insurance for first nine years of the Policy or first nine years after an increase in the Specified Amount of insurance, as applicable.

Current Charges	Monthly	Maximum of $0.13 to minimum of $0.02 per $1,000 of original or increase in Specified Amount of insurance for first nine years of the Policy or first nine years after an increase in the Specified Amount of insurance, as applicable.

Charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.32 per $1,000 of original or increase in Specified Amount of insurance.

Current Charge	Monthly	$0.055 per $1,000 of original or increase in Specified Amount of insurance.

Periodic Charges Under Optional Supplemental Riders

Not Including Operating Expenses of Underlying Investment Funds

Supplemental Rider/Charges	When Charge Is Deducted	Amount Deducted

4. Children’s Term Insurance:
Cost of Insurance Charges[1]

Maximum Charge	Monthly	$0.24 per $1,000 of children’s term insurance benefit.

Current Charge	Monthly	$0.15 per $1,000 of children’s term insurance benefit.

5. Disability Waiver of Monthly Deductions:

Cost of Insurance Charges[1]

Maximum Charges	Monthly	Maximum of $0.5992 to minimum of $0.0117 per $1,000 of net amount at risk.

Current Charges	Monthly	Maximum of $0.3192 to minimum of $0.0092 per $1,000 of net amount at risk.

Charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.0508 per $1,000 of net amount at risk.

Current Charge	Monthly	$0.0275 per $1,000 of net amount at risk.

6. Disability Completion Benefit (AKA Disability Waiver of Stipulated Premium)[3]:

Disability Waiver of Monthly Deduction Benefit

Cost of Insurance Charges[1]

Maximum Charges	Monthly	Maximum of $0.5992 to minimum of $0.0117 per $1,000 of net amount at risk.

Current Charges	Monthly	Maximum of $0.3192 to minimum of $0.0092 per $1,000 of net amount at risk.

Charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.0508 per $1,000 of net amount at risk.

Current Charge	Monthly	$0.0275 per $1,000 of net amount at risk.

Disability Waiver of Stipulated Premium Benefit

Cost of Insurance Charges[1]

Current and Maximum Charges	Monthly	Maximum of $0.96 to minimum of $0.03 per $100 of the stipulated premium in the Policy.

Charge for a representative non-tobacco male insured, age 45

Current and Maximum Charge	Monthly	$0.12 per $100 of the stipulated premium in the Policy.

7. Extended No-Lapse Guarantee Rider:[4]

Cost of Insurance Charges[1]

Current and Maximum Charge	Monthly	Maximum of $0.12 to minimum of $0.04 per $1,000 of Specified Amount of insurance in the Policy plus insurance provided by any Supplemental Term Insurance Riders or Additional Insured Term Riders.

Periodic Charges Under Optional Supplemental Riders

Not Including Operating Expenses of Underlying Investment Funds

Supplemental Rider/Charges	When Charge Is Deducted	Amount Deducted
Charge for representative non-tobacco male insured, age 45

Current and Maximum Charge	Monthly	$0.12 per $1,000 of Specified Amount of insurance in the Policy plus insurance provided by any Supplemental Term Insurance Riders or Additional Term Insurance Riders.

8. Cash Value Enhancement Rider[2]:

Expense Charge

Maximum Charges	Monthly	Maximum of $0.605 to minimum of $0.20 per $1,000 of Specified Amount for the first 9 policy years.

Current Charges	Monthly	Maximum of $0.605 to minimum of $0.20 per $1,000 of Specified Amount for the first 9 policy years.

Charge for a representative non-tobacco male insured, age 45

Maximum Charges	Monthly	$0.360 per $1,000 of Specified Amount for the first 9 policy years.

Current Charges	Monthly	$0.360 per $1,000 of Specified Amount for the first 9 policy years.

9. Guaranteed Option to Increase Specified Amount:

Cost of Insurance Charges[1]

Current and Maximum Charge	Monthly	Maximum of $0.1967 to minimum of $0.0442 per $1,000 of guaranteed option amount.

Charge for a representative non-tobacco male insured, age 25

Current and Maximum Charge	Monthly	$0.1133 per $1,000 of guaranteed option amount.

10. Supplemental Term Insurance[5] :

Surrender Charge if the Policy is surrendered within the first 9 policy years or within the first 9 years following an increase in the Specified Amount?	When the Policy is surrendered and upon a decrease in the Term Insurance Benefit in the first five policy years.	The Surrender Charge for the policy is modified for this rider to include the term insurance benefit.

Charge for a representative non-tobacco male insured, age 45	When the Policy is surrendered.	$21.50 per $1,000 of the Specified Amount of the policy plus the term insurance benefit[3] all multiplied by the surrender factor of 89%.

Cost of Insurance Charges[1]

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.0067 per $1,000 of net amount at risk attributable to the term insurance benefit.

Periodic Charges Under Optional Supplemental Riders

Not Including Operating Expenses of Underlying Investment Funds

Supplemental Rider/Charges	When Charge Is Deducted	Amount Deducted
Current Charges	Monthly	Maximum of $83.33 to minimum of $0.0047 per $1,000 of net amount at risk attributable to the term insurance benefit.

Charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.2117 per $1,000 of net amount at risk attributable to the term insurance benefit.

Current Charge	Monthly	$0.1323 per $1,000 of net amount at risk attributable to the term insurance benefit.

Expense Charge

Maximum Charge	Monthly	For the first 120 months following the policy date or an increase in the term insurance benefit, the charges range from a maximum of $1.25 per $1,000 of the term insurance benefit to a minimum of $0.65 per $1,000 of the term insurance benefit.

Current Charge	Monthly	For the first 60 months following the policy date or an increase in the term insurance benefit, the charges range from a maximum of $1.25 per $1,000 of the term insurance benefit to a minimum of $0.65 per $1,000 of the term insurance benefit.

Charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.79 per $1,000 of the term insurance benefit.

Current Charge	Monthly	$0.79 per $1,000 of the term insurance benefit.

11. Overloan Protection Benefit:

Current and Maximum Charge	When Benefit is Exercised	One time charge of 3.5% of policy value.

12. Accelerated Death Benefit:

Current and Maximum Charge	When Benefit is Exercised	One time charge of 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment, which is equal to 12 months’ worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current maximum statutory adjustable policy loan rate.

13. Chronic Illness Accelerated Benefit:

Current and Maximum Charge	No charge	No charge.

Periodic Charges Under Optional Supplemental Riders

Not Including Operating Expenses of Underlying Investment Funds

Supplemental Rider/Charges	When Charge Is Deducted	Amount Deducted
14. Supplemental Exchange:

Current and Maximum Charge	No charge	No charge.

1.

The cost of insurance charges under the Riders vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Rider and the year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Rider issued to an individual who is representative of individuals we insure. The specifications pages of a Rider will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the table is based upon the difference between the current benefit provided under the Rider and the current policy value allocated to the Rider. For additional information about the Riders, see What Are the Supplemental Riders That I Can Buy? in this prospectus.

2.

This Rider is not available to all persons. See What Are the Supplemental Riders That I Can Buy? — Waiver of Surrender Charges Rider or What Are the Supplemental Riders That I Can Buy? — Cash Value Enhancement Rider in this prospectus for additional information.

3.

The Disability Completion Benefit Rider (AKA Disability Waiver of Stipulated Premium) consists of two benefits, the Disability Waiver of Monthly Deductions plus the Disability Waiver of Stipulated Premium Benefit, and is therefore subject to two separate charges for the two benefits.

4.	While the Extended No-Lapse Guarantee Rider is in force, a minimum of 20% of the policy value must be allocated to the Indexed Fixed Accounts at each monthly policy anniversary.
5.

For purposes of determining the allocation of net amount at risk between the Specified Amount of insurance in the Policy, and the term insurance benefit, the policy value will be allocated as follows: first to the initial Specified Amount segment, then to any segments resulting from increases in the Specified Amount in the order of the increases, to the initial term insurance benefit segment, and then to any segments resulting from increases in the term insurance benefit in the order of the increases. Any increase in the death benefit in order to maintain the required minimum margin between the death benefit and the policy value will be allocated to the most recent increase in the Specified Amount in the Policy.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Maximum and Minimum Total Fund Operating Expenses	Minimum:	Maximum:
(expenses that are deducted from assets of the Funds, including management fees and other expenses)	0.36%	1.33%

The following table provides more specific detail about the total fund operating expenses for each Fund.

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of an Underlying Fund’s average daily net assets)

Fund	Investment Advisory Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
Money Market	0.33%	0.26%	0.01%	0.60	%(1)
Limited Maturity Bond	0.46%	0.24%	0.00%	0.70%
Quality Bond	0.44%	0.22%	0.00%	0.66%
High Yield Bond	0.46%	0.28%	0.01%	0.75	%(1)
Flexibly Managed	0.70%	0.19%	0.00%	0.89%
Balanced	0.00%	0.20%	0.48%	0.68	%(1)
Large Growth Stock	0.71%	0.24%	0.00%	0.95%
Large Cap Growth	0.55%	0.32%	0.00%	0.87%
Large Core Growth	0.60%	0.26%	0.00%	0.86%
Large Cap Value	0.67%	0.23%	0.01%	0.91	%(1)
Large Core Value	0.66%	0.24%	0.00%	0.90%
Index 500	0.13%	0.23%	0.00%	0.36%
Mid Cap Growth	0.70%	0.26%	0.00%	0.96%
Mid Cap Value	0.55%	0.24%	0.00%	0.79%
Mid Core Value	0.72%	0.34%	0.01%	1.07	%(1)
SMID Cap Growth	0.75%	0.28%	0.00%	1.03%
SMID Cap Value	0.84%	0.26%	0.00%	1.10%
Small Cap Growth	0.74%	0.26%	0.00%	1.00%
Small Cap Value	0.71%	0.26%	0.01%	0.98	%(1)
Small Cap Index	0.30%	0.35%	0.00%	0.65%

Developed International Index	0.30%	0.49%	0.00%	0.79%
International Equity	0.80%	0.27%	0.00%	1.07	%(2)

Emerging Markets Equity	0.92%	0.40%	0.01%	1.33	%(1)
Real Estate Securities	0.70%	0.26%	0.00%	0.96%
Aggressive Allocation	0.12%	0.20%	0.94%	1.26	%(1)

Moderately Aggressive Allocation	0.12%	0.18%	0.90%	1.20	%(1)
Moderate Allocation	0.12%	0.17%	0.84%	1.13	%(1)

Moderately Conservative Allocation	0.12%	0.19%	0.78%	1.09	%(1)
Conservative Allocation	0.12%	0.21%	0.72%	1.05	%(1)

(1)

The Fund’s Total Annual Fund Operating Expenses may not correlate to the expense ratios in the Fund’s financial statements because financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

(2)

The Fund’s expense information has been restated to reflect a reduction in the Fund’s Investment Advisory Fee rate, effective October 1, 2018. As such, the Fund’s Total Fund Operating Expenses may not correlate to the expense ratio in the Fund’s financial statements, which reflect the prior Investment Advisory Fee rate.

Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Contract. Your expenses include Contract expenses and the expenses of the Funds that you select. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

QUESTIONS AND ANSWERS

This part of the prospectus provides answers to important questions about the Policy. The questions, and answers to the questions, are on the following pages.

What Is the Policy?

The Policy provides life insurance on you or another individual you name. The value of your Policy will increase or decrease based upon the performance of the Funds you choose. The death benefit may also increase or decrease based on investment performance but will never be less than the amount specified in your Policy (less the amount of any outstanding loan or partial withdrawals). The Policy allows you to allocate your policy value to subaccounts of the Separate Account (which hold shares of the Funds listed on the first page of this prospectus) and to the Fixed Account options where the value will accumulate interest (including interest based on index credits).

You will have several options under the Policy. Here are some major ones:

•	Determine when and how much you pay to us

•	Determine when and how much to allocate to subaccounts of the Separate Account and to the Fixed Account options

•	Borrow money

•	Change the beneficiary

•	Change the amount of insurance protection

•	Change the death benefit option you have selected

•	Surrender your Policy for all its net cash surrender value

•	Take partial withdrawals from your Policy

•	Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

Most of these options are subject to limits that are explained later in this prospectus.

If you want to purchase a Policy, you must complete an application and submit it to one of our authorized advisers. We require satisfactory evidence of insurability, which may include a medical examination. We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application. Insurance coverage under the Policy is effective on the policy date after we accept the application, receive the initial premium payment, and all underwriting and administrative requirements have been met.

The maturity date of a Policy is the policy anniversary nearest the insured’s 121st birthday. If the Policy is still in force on the maturity date, a maturity benefit will be paid. The maturity benefit is equal to the policy value less any policy loan, including any capitalized interest on any such loan (Net Policy Value), on the maturity date. Upon written request of the owner, the Policy will continue in force beyond the maturity date. Thereafter, the death benefit will be the Net Policy Value.

Who Owns the Policy?

You decide who owns the Policy when you apply for it. The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the death benefit option, the beneficiary, the investment options, and the right to surrender the Policy. Whenever we have used the term “you” in this prospectus, we have assumed that you are the owner or the person who has whatever right or privilege we are discussing.

What Payments Must I Make Under the Policy?

Premium Payments

Amounts you pay to us under your Policy are called premiums or premium payments. The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental riders. Within limits, you can make premium payments when you wish. That is why the Policy is called a flexible premium Policy.

Additional premiums may be paid in any amount and at any time. A premium may not be less than the minimum shown in your contract (generally at least $25). We may require satisfactory evidence of insurability before accepting any premium which increases our net amount at risk.

If you have chosen to qualify your Policy as life insurance under the Guideline Premium/Cash Value Corridor Test of the Internal Revenue Code of 1986, as amended (the “Code”), federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy. We will not accept or retain a premium payment that exceeds the maximum permitted under federal tax law, unless it is necessary to continue coverage. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a modified endowment contract under the Code; you could incur a penalty on the amount you take out of a modified endowment contract. You are solely responsible for monitoring your Policy and meeting applicable requirements; however, we will endeavor to notify you on a timely basis, and may elect to refund certain amounts of premium paid, if we believe you have exceeded this limit and the Policy has become a modified endowment contract under the Code. See How Much Life Insurance Does the Policy Provide? and How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

Planned Premiums

The policy specifications page of your Policy will show the planned premium for the Policy. You choose this amount in the policy application. We will send a premium reminder notice to you based upon the planned premium that you specified in your application, with the exception of monthly premiums being paid via electronic fund transfer program. You also choose in your application how often to pay planned premiums — annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay policy charges or the No-Lapse Feature is in effect. See No-Lapse Feature and Lapse and Reinstatement below.

Ways to Pay Premiums

If you pay premiums by check, your check must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Mutual Life Insurance Company. Premiums after the first must be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania 19101-7460, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, ATTN: L/B 7460,312 West Route 38, Moorestown, NJ 08057.

We will also accept premiums:

•	by wire or by exchange from another insurance company;

•	online at www.pennmutual.com which will be drawn electronically from your bank account (you will need to have your policy number, billing notice and checking or savings account information on hand);

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method); or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your Penn Mutual representative or by contacting our office.

No-Lapse Feature

Your Policy will remain in force during the no-lapse period, regardless of investment performance and your net cash surrender value, if (a) equals or exceeds (b), where:

(a)	is the total premiums you have paid, less any partial withdrawals you have made; and

(b)	is the no-lapse premium specified in your Policy, multiplied by the number of months the Policy has been in force.

The no-lapse period is determined at issue and is the earlier of 20 years or to the policy anniversary nearest the insured’s attained age 80, with a minimum of 5 years.

The no-lapse premium will generally be less than the monthly equivalent of the planned premium you specified.

Policy distributions will affect the no-lapse guarantee and outstanding loans equal to or in excess of the cash surrender value will nullify the no-lapse guarantee. See What Is a Policy Loan? in this prospectus.

Lapse and Reinstatement

If the net cash surrender value of your Policy is not sufficient to pay policy charges, and the no-lapse feature is not in effect, you will have a 61 day grace period to make that payment. We will notify you of how much premium you will need to pay to keep the Policy in force. If you don’t pay at least the required amount by the end of the grace period, your Policy will terminate (i.e., lapse). All coverage under the Policy will then cease.

If you die during the grace period, we will pay the death benefit to your beneficiary less any unpaid policy charges or premiums and outstanding policy loans. If you die after the end of the grace period, when the Policy has terminated, your beneficiary will not receive any death benefit.

If the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive. You will have to provide evidence that the insured person still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the Policy.

Premiums Upon an Increase in the Specified Amount

If you increase the Specified Amount of insurance, you may wish to pay an additional premium or make a change in planned premiums. See Can I Change Insurance Coverage Under the Policy? in this prospectus. We will notify you if an additional premium or a change in planned premiums is necessary.

How Are Amounts Credited to the Separate Account?

From each premium payment you make, we deduct a premium charge. We allocate the rest to the investment options you have selected (except, in some states, the initial net premium will be allocated to the Penn Series Money Market Fund subaccount during the free look period).

When a payment is allocated to a subaccount of the Separate Account, or transferred from one of the Fixed Account options to a subaccount of the Separate Account, or from one subaccount of the Separate Account to another, accumulation units of the receiving subaccount are credited to the Policy in accordance with the Company’s standard procedures, generally based on the net asset value next computed after receipt. The number of accumulation units credited is determined by dividing the amount allocated or transferred by the value of an accumulation unit of the subaccount for the current valuation period. A valuation period is the period from one valuation of Separate Account assets to the next.

For each subaccount of the Separate Account, the value of an accumulation unit is valued each day shares of the Fund held in the subaccount are valued (normally as of the close of business each day the New York Stock Exchange is opened for business). It is valued by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is an index used to measure the investment performance of each subaccount of the Separate Account from one valuation period to the next. The net investment factor is determined by dividing (a) by (b), where

(a)

is the net asset value per share of the Fund held in the subaccount, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the ex-dividend date occurs in the valuation period; and

(b)	is the net asset value per share of the Fund held in the subaccount as of the end of the last prior valuation period.

For information on how amounts are credited to the various Fixed Account options, see Appendix A.

How Much Life Insurance Does the Policy Provide?

In your application for the Policy, you tell us how much life insurance coverage you want on the life of the insured. This is called the Specified Amount of insurance. The minimum Specified Amount of insurance that you can purchase is $50,000 ($100,000 for issue ages 71 to 85).

Death Benefit Options

When the insured dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan. We offer two different types of death benefits payable under the Policy- Option 1 which is a level death benefit option and Option 2 which is an increasing death benefit option. You choose which one you want in the application.

•	Option 1 — The death benefit is the greater of (a) the Specified Amount of insurance, or (b) the applicable percentage of the policy value on the date of the insured’s death.

•

Option 2 — The death benefit is the greater of (a) the Specified Amount of insurance plus your policy value on the date of death, or (b) the applicable percentage of the policy value on the date of the insured’s death.

For purposes of both death benefits, policy value includes amounts in the subaccounts of the Separate Account and/or the Fixed Account options.

The applicable percentages depend on the life insurance qualification test you chose on the application. If you chose the Guideline Premium Test/Cash Value Corridor Test, the applicable percentage is 250% when the insured has attained age 40 or less and decreases to 100.1% when the insured attains ages 96 through 120. For the Cash Value Accumulation Test, the applicable percentages will vary by attained age and the insurance risk characteristics. Tables showing “applicable percentages” are included in the Policy.

If the investment performance of the investment options you have chosen is favorable, the amount of the death benefit may increase. However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the policy value.

Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Can I Change Insurance Coverage Under the Policy?

Change of Death Benefit Option

You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

•	after the change, the Specified Amount of insurance must be at least equal to the minimum Specified Amount under your Policy;

•	no change may be made in the first policy year and no more than one change may be made in any policy year; and

Changes in the Specified Amount of Insurance

You may increase the Specified Amount of insurance, subject to the following conditions:

•	you must submit an application along with evidence of insurability acceptable to Penn Mutual;

•	no change may be made in the first policy year;

•	any increase in the Specified Amount must be at least $10,000; and

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law.

You may decrease the Specified Amount of insurance, subject to the following conditions:

•	no change may be made in the first policy year;

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law;

•	no decrease may be made within one year of an increase in the Specified Amount; and

•	any decrease in the Specified Amount of insurance must be at least $10,000 and the Specified Amount after the decrease must be at least equal to the minimum Specified Amount under your Policy.

Exchange of Policies

For a Policy issued in a business relationship, you may obtain a rider that permits you to exchange the Policy for a new Policy covering a new insured in the same business relationship, subject to the terms of the rider. See What Are the Supplemental Riders That I Can Buy? — Supplemental Exchange Rider in this prospectus.

Tax Consequences of Changing Insurance Coverage

See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus to learn about possible tax consequences of changing your insurance coverage under the Policy.

What Is the Value of My Policy?

You may allocate or transfer your policy value to the subaccounts of the Separate Account and/or the Fixed Account options.

Your policy value, which is allocated (or transferred) to subaccounts of the Separate Account in accordance with your direction, will vary with the investment performance of the shares of the Funds held in the subaccount.

The amount you allocate to the Traditional and Holding Fixed Accounts will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 2% for the Traditional Fixed Account and at least 1% for the Holding Fixed Account. The current declared rate will appear in the annual statement we will send to you. If you want to know what the current declared rate is, simply call, visit our website at www.pennmutual.com, or write to us. Amounts you allocate to an Indexed Fixed Account will earn at least the guaranteed interest rate for the applicable Indexed Fixed Account noted in Appendix A. Amounts you allocate to any of the Fixed Account options will not be subject to the mortality and expense risk asset charge described later in this section or to Fund expenses. Your policy value will be affected by deductions we make from your Policy for policy charges.

At any time, your policy value is equal to:

•	the net premiums you have paid;

•	plus or minus the investment results in the part of your policy value allocated to subaccounts of the Separate Account;

•	plus interest credited to the amount in the part of your policy value (if any) allocated to the Fixed Account options;

•	minus policy charges we deduct; and

•	minus partial withdrawals you have made.

If you borrow money under your Policy, other factors affect your policy value. See What Is a Policy Loan? in this prospectus.

Policy Value Enhancement

After completion of the 10th policy year, we will credit a policy value enhancement on future monthly policy anniversaries. The amount of the policy value enhancement will be equivalent to an annual effective rate of 0.40% of the value of the subaccounts of the Separate Account. The policy value enhancement will be applied pro-rata across the subaccounts of the Separate Account

How Can I Change the Policy’s Investment Allocations?

Future Premium Payments

You may change the investment allocation for future premium payments at any time. You make your original allocation in the application for your Policy. The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

Transfers Among Existing Investment Options

You may also transfer amounts from one investment option to another, and to and from the Indexed Fixed Account and Traditional Fixed Account. To make transfers, you must tell us how much to transfer, either as a percentage or as a specific dollar amount. Transfers may be subject to a minimum transfer amount specified in your Policy (generally $25 or the amount held under the investment options from which you are making the transfer, if less).

Transfers to the Indexed Fixed Accounts may be required to be transferred to the Fixed Interest Holding Accounts first (See Appendix A for more information). Transfers may be made from the Traditional Fixed Account option at any time, provided that the sum of all transfers in a policy year cannot exceed the greater of (a) 25% of the Traditional Fixed Account value at the previous policy anniversary, (b) $5,000, and (c) the total amount transferred from the Traditional Fixed Account in the previous policy year.

Your right to make transfers under the Policy is subject to modification if we determine in our sole discretion that the exercise of that right will disadvantage or potentially hurt the rights or interests of other policy owners. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right, which the Company considers to be to the actual or potential disadvantage of other policy owners. Any modification may be applied to transfers to or from some or all of the subaccounts of the Separate Account, the Indexed Fixed Accounts, and the Traditional Fixed Account and may include, but not be limited to:

(a)	restricting the dollar amount, the number of transfers made during a defined period, and the method used to submit transfers;

(b)	waiving or reducing any or all of the restrictions, uniformly to all members of the same class of policies, on transfers described in this Policy;

(c)	revoking any waiver or reduction, uniformly to all members of the same class of policies; and

(d)	terminating transfer privileges at any time.

The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore may restrict market timing when we believe it is in the interest of all of our policy owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused, by those we do detect. We will notify you in writing in a timely manner of any actions we take to restrict your ability to make transfers.

Frequent Trading Risks

We did not design this variable life policy and the available subaccounts to accommodate market timing or frequent transfers between the subaccounts. Frequent exchanges among subaccounts and market timing by policy owners can reduce the long–term returns of the underlying funds. The reduced returns could adversely affect the policy owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent exchanges may reduce the underlying fund’s performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund’s net asset value.

The insurance – dedicated funds available through the subaccounts generally cannot detect individual policy owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short–term trading by policy owners.

As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some policy owners may be able to engage in frequent trading, while other policy owners will bear the effects of such frequent trading. Please review the underlying funds’ prospectuses for specific information about the funds’ short–term trading policies and risks.

Frequent Trading Policies

We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to policy owners, revise them in any manner consistent with the terms of the Policy. If requested by the investment adviser and/or sub-adviser of an underlying fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected funds, we may take a series of steps, including (1) sending a warning letter to the policy owner or their representative reiterating the policy with respect to frequent transfers, (2) limiting a policy owner’s ability to make a transfer request through overnight deliveries, electronically, telephonically or by facsimile; or (3) using enhanced monitoring of those policy owners who have previously received warning letters or other restrictions.

Variable Dollar Cost Averaging Account

This program automatically makes monthly transfers from the money market variable investment option to one or more of the other investment options and to one or more of the Indexed Fixed Accounts in the Fixed Account. If you wish to make transfers into an Indexed Fixed Account, money will be transferred into the Holding Fixed Account until the next monthly policy anniversary, when it will then be allocated into the Indexed Fixed Account. You choose the investment options and the dollar amount of the transfers. You may dollar cost average from the money market investment option for up to 60 months. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends. The program allows owners to take advantage of investment fluctuations, but does not assure a profit or protect against lows in a declining market. The minimum amount that can be allocated to the dollar cost averaging program is $600 and the amount transferred each month must be at least $25. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

Fixed Dollar Cost Averaging Account

This program allows you to allocate all or a portion of a premium payment to the fixed dollar cost averaging account, where it is automatically re-allocated each month to one or more of the variable investment options and to one or more of the Indexed Fixed Accounts in the Fixed Account. The minimum amount that can be allocated to the fixed dollar cost averaging account is $600 and the amount transferred each month must be at least $25. Amounts may be allocated to the account at any time. The amount you allocate to the fixed dollar cost averaging account will earn interest for a twelve-month period at a rate we declare monthly. In addition, you are permitted to take loans on or withdraw money from the funds available in the account. The account operates on a twelve-month cycle beginning on the monthly anniversary of each month following your allocation of a premium payment to the account. Thereafter, on the monthly anniversary of each month during the twelve-month cycle (or the next following business day if the monthly anniversary is not a business day), an amount is transferred from the account to the investment option(s) and Indexed Fixed Accounts that you selected. The account terminates when the Policy lapses or is surrendered, on the death of the insured, at the end of the twelve-month cycle or at your request. Upon termination of the account, all funds in the account are allocated to other investment options and Indexed Fixed Accounts based upon your instructions.

The purposes and benefits of the program are similar to the money market account dollar cost averaging program offered under the Policy. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. No more than one dollar cost averaging program may be in effect at any one time.

Asset Rebalancing

This program automatically reallocates your policy value among subaccounts of the Separate Account in accordance with the proportions you originally specified. Over time, variations in investment results will change the allocation percentage. On a quarterly basis, the rebalancing program will periodically transfer your policy value among the subaccounts to reestablish the percentages you had chosen. Rebalancing can result in transferring amounts from a variable investment option with relatively higher investment performance to one with relatively lower investment performance. The minimum policy value to start the program is $1,000. If you also have one of the dollar cost averaging programs in effect, the portion of your policy value in either of the dollar cost averaging accounts will not be included in the rebalancing program. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. All of the Fixed Account options are ineligible for the asset rebalancing program.

What Are the Fees and Charges Under the Policy?

Policy value allocated to the Separate Account and the Fixed Account is subject to the fees and charges described below, including the Monthly Deduction (other than the Mortality and Expense Risk Asset Charge), the Transfer Charge, the Surrender Charge and the Partial Withdrawal Processing Fee.

•

Percent of Premium Charge —8.0% (currently reduced to 5% of all premiums paid in policy years 2 and later.) is deducted from premium payments before allocation to the investment options. This charge is to partially compensate us for the expense of selling and distributing the Policies, state premium taxes and the federal income tax burden (DAC tax) that we expect will result from the premiums. State premium taxes range from 0.5% to 3.5%; some states do not impose premium taxes. We will notify you in advance if we change our current rates.

Monthly Deductions

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Insurance Charge — A monthly charge for the cost of insurance protection. The amount of insurance risk we assume varies from Policy to Policy and from month to month. The insurance charge therefore also varies. To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table. The table in your Policy will show the maximum cost of insurance rates that we can charge. The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy. The table of rates we use will vary by issue age, policy duration, and the insurance risk characteristics. We place insureds in a rate class when we issue the Policy and when an increase in coverage is effective, based on our examination of information bearing on insurance risk. We currently place people we insure in the following rate classes: a standard tobacco, preferred tobacco, standard non-tobacco, preferred non-tobacco or preferred plus non-tobacco rate class. We may also place certain people in a rate class involving a higher mortality risk than the standard tobacco or standard non-tobacco classes (a “substandard class”). Insureds age 19 and under are placed in a rate class that does not distinguish between tobacco and non-tobacco rates. When an increase in the Specified Amount of insurance is requested, we determine whether a different rate will apply to the increase based on the age of the insured on the effective date of the increase and the risk class of the insured on that date. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your remaining investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your investment options and the Fixed Account options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the investment options and the Fixed Account options.

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Per Policy Expense Charge — A monthly charge to help cover our administrative costs. This charge is a flat dollar charge of up to $9 (currently, the flat charge is $8 — we will notify you in advance if we change our current rates). Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and policy changes, reporting and overhead costs, processing applications and establishing policy records. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your remaining investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment options and Fixed Account options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment options and Fixed Account options.

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Expense Charge per Thousand of Specified Amount. For the first 120 months after the policy date we will deduct the charge based on the initial Specified Amount of insurance, and for the first 120 months after any increase in the Specified Amount we will deduct the charge based on the increase. The charge is equal to the current rate as set forth in your Policy times each $1,000 of the initial and the increased Specified Amount of insurance. The charge varies with the issue age of the insured or the age of the insured on the effective date of the increase. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your remaining investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your investment options and Fixed Account options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the investment options and Fixed Account options.

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Mortality and Expense Risk Asset Charge. The current charge is zero. The guaranteed charge for all Policies is equivalent to an annual effective rate of 0.60% of the first $50,000 of value of the subaccounts, plus an annual rate of 0.30% of the value in excess of $50,000 of the subaccounts. The charges are deducted on a pro-rata basis in proportion to the current market value of each subaccount.

•	Optional Supplemental Rider Charges — Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a rider.

Transfer Charge

While we do not currently intend to impose a transfer fee, we reserve the right to impose a $10 charge on any transfer of policy value among Funds and/or the Fixed Account options if the transfer exceeds 12 transfers in a policy year. We will notify policy owners in advance if we decide to impose the charge. We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing.

Surrender Charge

If you surrender your Policy within the first 9 policy years or within 9 years of an increase in the Specified Amount of insurance under your Policy, we will deduct a surrender charge from your policy value.

With respect to a surrender within the first 9 policy years, the surrender charge equals (a) multiplied by (b), where:

(a)	is the surrender charge premium (which is an amount calculated separately for each Policy and listed in the policy specifications); and

(b)	is the applicable surrender factor from the table below in which the policy year is determined.

With respect to a surrender within 9 years of an increase in the Specified Amount of insurance under your Policy, the surrender charge is based on the amount of the increase and on the attained age of the insured at the time of the increase. The charge equals (a) multiplied by (b), where:

(a)	is the surrender charge premium based on the age and class of the Insured at the time of increase; and

(b)

is the applicable surrender factor from the table below, assuming for this purpose only that the first policy year commences with the policy year in which the increase in Specified Amount of insurance becomes effective.

Surrender During Policy Year	Surrender Factor
1	1.00
2	1.00
3	0.98
4	0.95
5	0.89
6	0.78
7	0.65
8	0.51
9	0.34
10+	0.00

A surrender charge will also be deducted from the policy value upon a decrease in the Specified Amount in the first five policy years except for decreases that were caused by partial withdrawals or changes to the Death Benefit option. The charge is based on a proportional amount of the decreased Specified Amount of the coverage decreased. There will be a proportional reduction in the surrender charge premium for the remaining surrender charges.

Partial Withdrawal Processing Fee

If you take a partial withdrawal from your Policy, we will deduct the lesser of $25 or 2% of the amount withdrawn. The fee will be deducted from the available net cash surrender value and will be considered part of the partial withdrawal.

Asset Charge

The Indexed Fixed Account may be subject to an Asset Charge. See Appendix A for more details.

Policy Loan

For information concerning policy loans, including the associated charges, see What is a Policy Loan? and the discussion of Indexed Loans in Appendix A.

Reduction of Charges

This Policy is available for purchases by corporations and other groups or sponsoring organizations on a multiple life basis where insureds share a common employment or business relationship. We reserve the right to reduce the premium charge or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions may be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the Policies and any other circumstances which we believe to be relevant to the expected reduction of expenses.

We also reserve the right to reduce premium charges or any other charges under a Policy where it is expected that the issuance of the Policy will result in savings of sales, underwriting, administrative or other costs. In particular, we would expect such savings to apply, and our expenses to be reduced, whenever a Policy is issued in exchange for another life insurance policy issued or administered by us.

Some of these reductions may be guaranteed, and others may be subject to withdrawal or modification by us. All reductions will be uniformly applied, and they will not be unfairly discriminatory against any person.

What Are the Supplemental Riders That I Can Buy?

We offer supplemental riders that may be added to your Policy. If any of these riders are added, the monthly charges for the supplemental riders will be deducted from your policy value in addition to the charges paid under the base Policy. Policy value allocated to the Separate Account and the Fixed Account options is subject to these charges.

Accidental Death Benefit Rider

This Rider provides an additional death benefit if the insured’s death results from accidental causes as defined in the Rider. This Rider is not available for all Policies. The cost of insurance rates for this Rider are based on the age, gender and rating of the insured. You may add this Rider to your base Policy only at the time you purchase your Policy. This Rider is not available if you choose the Extended No-Lapse Guarantee Rider. The benefits provided under the Rider are subject to the provisions in the Rider.

Additional Insured Term Insurance Rider

This Rider provides term insurance on other persons in addition to the insured, in amounts described in the Policy Specifications in the Policy. If the named insured in the Policy dies, the term insurance on the additional insured person will continue for 90 days after the death of the insured during which time it may be converted into permanent insurance subject to the conditions under the Rider. The term insurance may be converted to a permanent life insurance policy without evidence of insurability.

Under the Rider, we will deduct the cost of insurance charges from the cash value of the Policy, and a separate charge based on the Specified Amount for each additional insured during the first twelve months of the Rider. If the Specified Amount of insurance has increased for an additional insured, we will deduct a charge based on the increased Specified Amount during the first twelve months of the increase. The cost of insurance rates are based on the age, gender and rate class of the additional insured. This Rider can be elected at any time, as long as the insured meets our underwriting requirements. The benefits provided under the Rider are subject to all of the provisions in the Rider.

Waiver of Surrender Charges Rider

This Rider provides enhanced early year cash surrender values for Policies sold in certain limited corporate markets and is not for sale in the individual markets. The higher cash surrender is attained through a waiver of all surrender charges. Under this Rider, during the first nine policy years we deduct a monthly charge based on the original Specified Amount (of the Policy plus any Term Insurance Benefit of a Supplemental Term Insurance Rider) and a monthly charge based on increases in the Specified Amount (of the Policy plus any Term Insurance Benefit of a Supplemental Term Insurance Rider) during the first nine policy years after the increase. Decreases in coverage do not affect the charge for this Rider. The charge will continue to be applied based on the higher original and/or increased Specified Amount. This charge will be included in the no-lapse premium calculation. If the Rider is terminated by the owner of the Policy, the Rider is terminated with respect to insurance coverages provided under the Policy and all applicable surrender charges would resume. You may add this Rider to your base Policy only at the time you purchase your Policy. The benefits provided under the Rider are subject to all provisions of the Rider. This Rider is not available with the Cash Value Enhancement Rider.

Cash Value Enhancement Rider

This Rider will provide higher early-duration cash surrender values for certain limited corporate market applications and will not be available for sale in the individual markets. The higher cash surrender values will be accomplished through a termination credit during the first nine policy years while the Rider is in force.

There are several limits to the use of this Rider. The Policy must be sponsored by or owned by a business, a corporation, or a corporate trust. The corporation must be at least a partial beneficiary. If the Policy is in support of a corporate-sponsored non-qualified deferred compensation plan, a corporate board resolution authorizing the plan or a copy of the plan document must be included with the policy application. A minimum of one life can be covered. If the Policy to which this Rider is attached is exchanged for another policy or has its ownership changed to a life insurance company, the Rider is terminated and the termination credit will not be applied.

The monthly deduction for this Rider is a monthly administrative expense charge per $1,000 of Specified Amount assessed against the initial Specified Amount of the Policy and any initial Supplemental Term Insurance during each of the first nine policy years. This Rider is not available with the Waiver of Surrender Charges Rider.

Children’s Term Insurance Rider

This Rider provides term insurance on one or more children of the insured of the Policy in amounts described in the Policy. If the named insured in the Policy dies, the term insurance on the insured child will continue until the anniversary of the Policy nearest the insured child’s twenty-third birthday and we will waive the cost of insurance for the term insurance. On the anniversary of the Policy nearest the child’s twenty-third birthday, the Rider may be converted without evidence of insurability to a new life insurance policy.

Under the Rider, we will deduct a cost of insurance charge. The cost of insurance charge is a flat monthly charge based on the rider Specified Amount without regard to the number of children, their ages, or gender. This Rider can be elected at any time. The benefits provided by the Rider are subject to the provisions in the Rider.

Disability Waiver of Monthly Deduction Rider

This Rider provides a waiver of the monthly deductions from the value of the policy value upon total disability of the insured. The cost of insurance charges for this benefit are based upon the insurance provided under the Policy and the value of the Policy. The rates are based on the attained age, gender and rate class of the insured. The rates will not exceed those set forth in the Additional Policy Specifications in the Policy. Monthly deductions for this benefit are made until the policy anniversary nearest the insured’s sixty-fifth birthday. This Rider can be elected at any time, as long as the insured meets underwriting requirements. This Rider will terminate upon the anniversary of the Policy which is nearest to the insured’s sixty-fifth birthday, provided that such termination will not affect any benefit which is payable because of a total disability of the insured which began prior to that anniversary. The benefits provided under this Rider are subject to the provisions of the Rider.

Disability Completion Benefit Rider (AKA Disability Waiver of Stipulated Premium Rider)

This Rider provides a waiver of the monthly deductions from the policy value and payment by us of a stipulated premium upon the total disability of the insured. The stipulated premium is stated in the Policy. The cost of insurance for waiver of the monthly deductions is based on the insurance provided by the base Policy and the value of the Policy. The cost of insurance for the monthly premium deposit is based on the amount of the stipulated premium. The cost of insurance rates is based on the issue age, gender and rate class of the insured. The rates will not exceed the rates shown in the Additional Policy Specifications section of the Policy. This Rider can be elected at any time, as long as the insured meets underwriting requirements. This Rider will terminate upon the anniversary of the Policy which is nearest to the insured’s sixty-fifth birthday, provided that such termination will not affect any benefit which is payable because of a total disability of the insured which began prior to that anniversary. This benefit is subject to the provisions in the Rider.

Extended No-Lapse Guarantee Rider

This Rider provides that the insurance provided under the Policy will not lapse even if the cash surrender value of the Policy goes to zero, as long as the Extended No-Lapse Guarantee requirement is satisfied. The Extended No-Lapse Guarantee requirement is satisfied if, on each monthly anniversary, the premiums paid less withdrawals, accumulated at 5%, exceed the sum of the Extended No-Lapse Guarantee Premiums accumulated at 5%. The Extended No-Lapse Guarantee Premiums are based upon issue age, gender, rate class, and other policy benefits and are stated in the Policy. In addition, while this Rider is in force, a minimum of 20% of the policy value must be allocated to the Indexed Fixed Accounts at the end of each month. At the end of each policy month, we will allocate a pro-rated amount from the subaccounts of the Separate Account to the Indexed Fixed Account so that the allocation requirement is met. We reserve the right to modify the minimum percentage amount that must remain in the Indexed Fixed Account, but will do so only for newly issued policies and for any increases in the Specified Amount requested by an existing policy owner. We will notify you of any percentage change before making any requested face amount increase.

The monthly deduction for this Rider is a cost of insurance charge applied to the Specified Amount of insurance in the Policy, plus insurance provided by any Supplemental Term Insurance Riders or Additional Insured Term Insurance Riders. You may add this Rider to your base Policy only at the time you purchase your Policy. This Rider is not available with the Accidental Death Benefit or the Guaranteed Option to Increase Specified Amount. This Rider will not be considered a part of the Policy unless the Policy has a level death benefit option. This benefit is subject to the provisions in the Rider.

Guaranteed Option to Increase Specified Amount Rider

This Rider provides the owner of the Policy with the option to increase the Specified Amount of insurance in the Policy without providing evidence of insurability. The option may be exercised as of any of the regular option dates or as of any alternative option date. The regular option dates are the anniversaries of the Policy nearest the insured’s birthday at ages 22, 25, 28, 31, 34, 37, 40, 43 and 46. In addition, subject to certain conditions, the option may be exercised on the ninetieth day following marriage of the insured, live birth of a child of the insured and legal adoption by the insured of a child less than 18 years of age. The cost of insurance charge for the Rider is based on the issue age, gender and rate class of the insured. The cost of insurance rates for this Rider, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications in the Policy. You may add this Rider to your base Policy only at the time you purchase your Policy. This Rider is not available if you choose the Extended No-Lapse Guarantee Rider. This option is subject to the provisions in the Rider.

Supplemental Term Insurance Rider

This Rider adds term insurance to the death benefit provided under the Policy. The Rider modifies the death benefit options (as provided in the Policy) as follows.

Option 1 — The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy and the amount of term insurance added by the Rider, or (b) the applicable percentage of the policy value on the date of the insured’s death.

Option 2 — The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy, the amount of term insurance added by the Rider and the policy value on the date of the insured’s death, or (b) the applicable percentage of the policy value on the date of the insured’s death.

Additional information on the death benefit options may be found under How Much Life Insurance Does the Policy Provide? in this prospectus.

The amount of term insurance added by the Rider may, upon written application and receipt by us of satisfactory evidence of insurability, be increased by no less than $10,000.

The monthly deductions under the Policy include an expense charge applied to the amount of term insurance added to the Policy by the Rider. The expense charge will not exceed the maximum charges shown in the Policy.

The monthly deductions under the Policy will include a cost of insurance charge for the term insurance added by the Rider. The cost of insurance rates for the term insurance will not exceed those shown for the Rider in the Additional Policy Specifications in the Policy.

The surrender charges under the Policy will also include a surrender charge for the term insurance added by the Rider. The surrender charge premium will be increased by the amount of the term insurance added by the Rider multiplied by the unit surrender charge premium at the issue age, gender and rate class of the insured.

After completion of the 10th policy year, we will credit a supplemental term insurance policy value enhancement on future monthly policy anniversaries. The amount of the enhancement (on both a current and a guaranteed basis) will be equivalent to an annual effective rate of 0.15% multiplied by (a), multiplied by (b), and divided by (c), where;

(a)	is the current value in the applicable account;

(b)	is the Term Insurance Benefit, and

(c)	is the sum of the Term Insurance Benefit and the Specified Amount of the policy.

The supplemental term insurance policy value enhancement will be applied pro-rata across the subaccounts of the Separate Account and the options of the Fixed Account. It is applicable only to non-loaned values and not applicable to policy values inside the traditional loan account.

It may be to your economic advantage to add life insurance protection to the Policy through the Rider. The total current charges that you pay for your insurance beyond the fifth policy year will be less with term insurance added by the Rider. It also should be noted, however, that the total current charges in the first five policy years under the Policy will be higher with a portion of the insurance added by the Rider than they would be if all of the insurance were provided under the base Policy.

You may add this Rider to your base Policy only at the time you purchase your Policy.

Overloan Protection Benefit Rider

This Rider allows the policy owner to access the cash value from the Policy, while providing him or her with a reduced paid-up policy in the event that the loan-to-surrender value equals or exceeds 96%. The Rider is subject to certain conditions, including that the insured’s attained age is 75 or older, the Policy has been in force for a minimum for 15 years and the non-taxable withdrawals must equal the total premiums paid. If the conditions of the Rider are satisfied, the Policy will automatically become a reduced paid-up life insurance policy. The Rider is subject to a one-time charge of a percentage of the policy value, which is imposed when the benefit is exercised.

The new death benefit will equal the greater of:

•	The Specified Amount of the paid-up life insurance which equals the applicable percentage of the Policy Value adjusted for the one-time charge; or

•	The applicable percentage of the greater of the Policy Value or the outstanding policy debt.

The applicable percentage is described in the How Much Life Insurance Does the Policy Provide? section of the prospectus.

Certain changes are made to the Policy as a result of the benefit being exercised, including

•	the transfer of all values not in the Traditional Fixed Account to the Traditional Fixed Account, which will then be credited with interest;

•	if the Policy has an increasing death benefit option, it will be changed to the level death benefit option;

•	if the current loan option is the indexed loan option it will be changed to the traditional loan option;

•	all supplemental riders attached to the Policy will be terminated;

•	no additional premium payments, partial withdrawals or policy loans will be allowed; and

•	no further changes may be made to the Policy.

This Rider can be elected at any time. The benefit provided under the Rider is subject to the provisions of the Rider.

Accelerated Death Benefit Rider

The Accelerated Death Benefit Rider provides the insured access to a portion of death benefit while the insured is living. The following provisions apply:

•	The amount of death benefit proceeds you can access must be at least $10,000, but no more than the lesser of 50% of the total death benefit amount or $250,000.

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The insured must be diagnosed by a licensed physician of the United States as being terminally ill with a life expectancy of 12 months or less. The physician may not be the owner, insured, beneficiary, or relative of the insured.

•	Penn Mutual reserves the right, at its own expense, to seek additional medical opinions in order to determine benefit eligibility.

The amount you access under this Rider will reduce the death benefit that is payable under the base Policy upon the death of the insured.

The Accelerated Death Benefit Rider is automatically added to all base Policies with a face amount greater than $50,000. The cost of this benefit is incurred only at the time of exercise and is equal to 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment. The interest adjustment equals 12 months’ worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current maximum statutory adjustable policy loan rate.

Chronic Illness Accelerated Benefit Rider

The Chronic Illness Accelerated Benefit Rider provides the Owner access to a portion of the death benefit when the Insured has been certified with a Chronic Illness by a licensed health care practitioner. The licensed health care practitioner must also certify that continuous care in an eligible facility or at home is expected to be required for the remainder of the insured’s life when the insured has a Chronic Illness. Death benefits and policy values will be reduced if an Accelerated Benefit is paid. The following provisions apply:

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The Owner may request the payment of the Accelerated Benefit Payment in a single lump sum or in a series of equal payments occurring annually, semi-annually, quarterly, or monthly. The series of benefit payments will continue as scheduled, as long as the insured is certified as having a Chronic Illness at least every 12 months, until the remaining death benefit reaches the minimum allowed by the Company or the rider is terminated. No more than 12 Accelerated Benefit Payments will be paid in a 12 month period. The Accelerated Benefit Payment must first be used to repay a pro rata share of any outstanding policy debt.

•	Penn Mutual will limit the Accelerated Benefit Payment such that:

•	The Policy is not disqualified as life insurance according to the Code;

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The Accelerated Benefit Payment is at least $4,800 if taken as a single lump sum, or the sum of scheduled payments for the 12 month period following the election date is at least $4,800 if taken as a series of payments;

•

The maximum total amount of Accelerated Benefit Payments in a 12 month period, for all policies or riders under which the Insured is covered with the Company, will not exceed the least of 24% of the Eligible Amount, $240,000, or the annual Per Diem Limitation within the meaning of sections 101(g)(3)(D) and 7702B(d) of the Code. The Per Diem Limitation is reduced by benefits for and reimbursements of qualified long-term care services for the insured through insurance or otherwise during the applicable period. Accelerated Benefit Payments are determined after taking into account all other coverage and reimbursements;

•	The maximum total amount of Accelerated Benefit Payments during the life of the Insured, for all policies or riders under which the Insured is covered with Penn Mutual, will not exceed $5,000,000; and

•	The death benefit remaining after an Accelerated Benefit Payment is not less than $50,000.

•	Chronic Illness means that the Insured has been certified by a licensed health care practitioner within the last 12 months as:

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Being unable to perform at least two Activities of Daily Living (bathing, continence, dressing, eating, toileting, transferring) without substantial assistance from another person due to a loss of functional capacity for a period of at least 90 consecutive days; or

•	Requiring substantial supervision by another person for a period of at least 90 consecutive days to protect the Insured from threats to health and safety due to severe Cognitive Impairment.

•	Severe cognitive Impairment means deterioration or loss in intellectual capacity that is:

(1)	Comparable to (and includes) Alzheimer’s Disease and similar forms of irreversible dementia; and

(2)	Measured by clinical evidence and standardized tests which reliably measure impairment in:

(a)	Short term or long term memory;

(b)	Orientation to people, places, or time; and

(c)	Deductive or abstract reasoning.

•

For each lump sum benefit payment, or at the beginning of each 12 month period following the election date if benefit payments are scheduled in a series, Penn Mutual must receive written certification from a licensed health care practitioner that the Insured has a Chronic Illness. The licensed health care practitioner may be a licensed physician, registered professional nurse, licensed social worker, or other similar health care practitioner approved by the Internal Revenue Service and Penn Mutual. The licensed health care practitioner shall not be the Insured, Owner, Beneficiary, or a relative thereof. Penn Mutual reserves the right to obtain at any time an additional opinion of the Insured’s condition from a licensed health care practitioner at Penn Mutual’s expense. Should this opinion differ from that of the Insured’s licensed health care practitioner, eligibility for benefits will be determined by a third licensed health care practitioner who is mutually acceptable to the Owner and Penn Mutual.

The Chronic Illness Accelerated Benefit Rider can be added to the Policy after issue subject to Penn Mutual restrictions.

State specific variations apply in regard to the amount and frequency of the benefit, as well as to the qualifying events for exercising the benefit. For more information contact your Penn Mutual representative or call our office.

Supplemental Exchange Rider

This Rider provides that within one year following termination of a business relationship, which existed between the owner of the Policy and the insured at the time the Policy was issued, the Policy may be exchanged for a new Policy on the life of a new insured, subject to conditions set forth in the Rider, including the new insured must have the same business relationship to the owner as the insured under the Policy to be exchanged, the new insured must submit satisfactory evidence of insurability, the Policy to be exchanged must be in force and not in a grace period, the owner must make a written application for the exchange, the owner must make premium payments under the new Policy to keep it in force at least two months, and the owner must surrender all rights in the Policy to be exchanged. This Rider is automatically added to corporate-owned Policies.

General Rules and Limitations

Additional rules and limitations apply to these supplemental riders. All supplemental riders may not be available in your state. Please ask your authorized Penn Mutual representative for further information or contact our office.

What Is a Policy Loan?

We offer two policy loan options with this Policy: a Traditional Loan and an Indexed Loan. Indexed Loans are described in Appendix A. You may only have one loan option in force at any time. Under both options, you may borrow up to 95% of your cash surrender value and the minimum amount you may borrow is $250.

For the Traditional Loan option, interest will be charged on the loan at an adjustable loan interest rate declared by the Company and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the Fixed Account options on a pro-rata basis and is transferred to a traditional loan account. Amounts withdrawn from the investment options cease to participate in the investment experience of the Separate Account. Amounts withdrawn from the Fixed Account options cease to participate in the crediting strategies offered in the Fixed Account. The traditional loan account is guaranteed to earn interest at 2.0% during the first ten policy years and 2.75% thereafter. On a guaranteed basis, in no event will the interest credited be more than 1% lower than the Traditional Loan interest rate. Starting in the 11th policy year, the rate of interest credited on the Traditional Loan Account will in no event be more than 0.25% lower than the Traditional Loan interest rate. The traditional loan account currently earns interest at 3.2% during the first five policy years and 4.2% thereafter. On a current basis, interest credited will not be more than 1% lower than the Traditional Loan interest rate. Starting in the 5th policy year, the rate of interest credited on the Traditional Loan Account will not be more than 0% lower than the Traditional Loan interest rate.

You may repay all or part of a loan at any time. Upon repayment of a Traditional Loan, an amount equal to the repayment will be transferred from the traditional loan account to the subaccounts of the Separate Account, Traditional Fixed Account and Indexed Fixed Accounts on a pro-rata basis in proportion to the current value of each account.

If your Policy lapses (see What Payments Must I Make Under the Policy? in this prospectus) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

The amount of any loan outstanding under your Policy on the death of the insured will reduce the amount of the death benefit by the amount of such loan. The outstanding loan amount is deducted in determining net cash surrender value of the Policy.

If you want a payment to us to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

How Can I Withdraw Money From the Policy?

Surrender

You may surrender your Policy at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your net cash surrender value. The policy value is based on amounts allocated to the subaccounts of the Separate Account and/or the Fixed Account options.

Partial Withdrawal

You may make a partial withdrawal for a portion of the net cash surrender value, subject to the following conditions:

•	no more than twelve partial withdrawals may be made in a policy year;

•	each partial withdrawal must be at least $250;

•	a partial withdrawal may not be made from an account if the amount remaining in that account is less than $250; and

•	the partial withdrawal may not reduce the Specified Amount of insurance under your Policy to less than the minimum Specified Amount under the Policy ($50,000).

If you elect a level death benefit option (Option 1) (see How Much Life Insurance Does the Policy Provide? in this prospectus), a partial withdrawal may reduce your Specified Amount of insurance — by the amount by which the partial withdrawal exceeds the difference between (a) the death benefit provided under the Policy, and (b) the Specified Amount of insurance. If you have increased the initial Specified Amount, any reduction will be applied to the most recent increase.

Partial withdrawals reduce the policy value and net cash surrender value by the amount of the partial withdrawal.

Partial withdrawals will be deducted from subaccounts of the Separate Account, the Indexed Fixed Accounts, the Holding Fixed Accounts and the Traditional Fixed Account in accordance with your directions. In the absence of such direction, the partial withdrawal will be deducted from the subaccounts of the Separate Account, the Indexed Fixed Accounts, the Holding Fixed Accounts and the Traditional Fixed Account on a pro-rata basis.

Can I Choose Different Payout Options Under the Policy?

Choosing a Payout Option

You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or surrender. Alternatively, you can elect to have proceeds of $5,000 or more applied to any of a number of other payment options as set forth in your Policy, including payment of interest on the proceeds payable, interest income, income for a fixed period, life income, life income for guaranteed period, life income with refund period, and joint and survivor life income. Periodic payments may not be less than $50 each.

Changing a Payment Option

You can change the payment option at any time before the proceeds are payable. If you have not made a choice, the payee may change the payment option within the period specified in the Policy. The person entitled to the proceeds may elect a payment option as set forth in the Policy.

Tax Impact of Choosing a Payment Option

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult a qualified tax adviser before making that choice.

How Is the Policy Treated Under Federal Income Tax Law?

Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are not subject to federal income tax. Investment gains credited to such policies are not subject to income tax as long as they remain in the Policy. Assuming your Policy is not treated as a modified endowment contract under federal income tax law, distributions from the Policy are generally treated as first the return of investment in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance. The application of these rules may vary depending on whether the change occurs in the first five years after the Policy is issued. Such a cash distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.

To qualify as a life insurance contract under federal income tax law, your Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. Section 7702 was amended as a result of U.S. federal tax legislation that was enacted on December 22, 2017. It does not appear that these changes will materially change the definition of life insurance contracts; however, certain aspects of the legislation are currently uncertain and future administrative guidance or legislation may result in additional changes. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that the Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be adequately diversified in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The funds in which each subaccount of the Separate Account may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the funds’ investments in order to establish that each subaccount is adequately diversified. It is expected that each underlying fund will comply with the diversification requirement applicable to the subaccounts as though the requirement applied to that underlying fund. Penn Mutual believes that each Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The Treasury Department has stated in published rulings that a variable life insurance policy owner will be considered the owner of the related separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the policy owner is considered the owner of separate account assets, income and gain from the assets would be includable in the policy owner’s gross income. The Treasury Department has indicated that in regulations or additional revenue rulings under Section 817(d), (relating to the definition of a variable life insurance policy), it will provide guidance on the extent to which policy owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets. Although we do not believe this to be the case, these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policies. We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the subaccounts under the Policies. In addition, it is possible that if regulations or additional rulings are issued, the Policies may need to be modified to comply with them.

Tax Qualification

Your Policy will be treated as a life insurance contract under federal income tax law if it passes either one or the other of two tests — a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•	Cash Value Accumulation Test — Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•

Guideline Premium/Cash Value Corridor Test — The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

Modified Endowment Contracts

The Code establishes a class of life insurance contracts designated as modified endowment contracts, which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of the Policy. In general, the Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. We will endeavor to notify you on a timely basis if we believe you have exceeded this limit and the Policy has become a modified endowment contract under the Code.

All Policies that we or our affiliate issue to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in the gross income under Section 72(e) of the Code.

The rules relating to whether your Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether the Policy transaction will cause the Policy to be treated as a modified endowment contract.

Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from the Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner’s becoming disabled (as determined under the Code), or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s Beneficiary.

Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

Investment in the Policy

Investment in your Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Disposition of the Policy

The disposition of your Policy will likely have federal income tax consequences. The amount and character of any gain or income recognized in connection with a disposition may vary, depending on the nature of the disposition, your investment in the contract, premiums paid, and other factors. You should consult your tax adviser prior to any disposition.

Certain Information Reporting

As a result of U.S. federal tax legislation that was enacted on December 22, 2017, new Code section 6050Y creates a new information reporting requirement for certain life insurance policy transactions. A return must be filed by every person who acquires a life insurance contract or any interest in a life insurance contract in a reportable policy sale. A reportable policy sale is generally the acquisition of an interest in a life insurance contract, directly or indirectly, if the acquirer has no substantial family, business, or financial relationship with the insured. The buyer must file the return required under Section 6050Y with the IRS and furnish copies of the return to the insurance company that issued the contract and the seller. The Internal Revenue Service has provided guidance to ensure efficient administration of new Code section 6050Y. Under this guidance, reporting will not be required until final regulations are issued. For reportable policy sales and payments of reportable death benefits occurring after December 31, 2017, and before the date final regulations under are published in the Federal Register, Treasury and the Internal Revenue Service intend to allow additional time after the date final regulations are published to file the returns and furnish the written statements required by section 6050Y.

Other Tax Considerations

The transfer of your Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a surviving spouse for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities or life insurance contracts that are includable in gross income are generally considered net investment income.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

The foregoing is a summary of the federal income (and, where noted, non-income) tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

Are There Other Charges That Penn Mutual Could Deduct in the Future?

We currently make no charge against policy values to pay federal income taxes on investment gains. However, we reserve the right to do so in the event there is a change in the tax laws. We currently do not expect that any such charge will be necessary.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

How Do I Communicate With Penn Mutual?

General Rules

You may mail all checks for premium payments to The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania, 19101-7460, or express all checks to The Penn Mutual Life Insurance Company, Payment Processing Center, ATTN: L/B 7460, 312 West Route 38, Moorestown, NJ 08057.

Certain requests pertaining to your Policy must be made in writing and be signed and dated by you. They include the following:

•	policy loans in excess of $50,000, partial withdrawals in excess of $10,000, and surrenders;

•	change of death benefit option; risk class; addition/removal of riders;

•	changes in Specified Amount of insurance;

•	change of beneficiary;

•	election of payment option for policy proceeds; and

•	tax withholding elections.

You should mail these requests to our office, P.O. Box 178, Philadelphia, Pennsylvania, 19105-0178 or express/overnight to 600 Dresher Road, Horsham, PA 19044. You should also send notice of the insured person’s death and related documentation to our office. Communications are not treated as “received” until such time as they have arrived at our office in proper form. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently ends at 5:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

We have special forms that must be used for a number of the requests mentioned above. You can obtain these forms from your Penn Mutual representative or by calling our office at 800-523-0650. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that does not include this required information.

Telephone Transactions

You or the adviser of record (pursuant to your instructions) may request transfers among investment options and may change allocations of future premium payments by calling our office. In addition, if you complete a special authorization form, you may authorize a third person, other than the adviser of record, to act on your behalf in giving us telephone transfer instructions. We require certain identifying information to process a telephone transfer. We will not be liable for following transfer instructions, including instructions from the adviser of record, communicated by telephone that we reasonably believe to be genuine. In certain circumstances, such as periods of market volatility, severe weather, and emergencies, you may experience difficulty providing transaction instructions by telephone. We do not guarantee that we will be able to accept transaction instructions via telephone at all times. We also reserve the right to suspend or terminate the privilege altogether at any time.

What Is the Timing of Transactions Under the Policy?

Planned premium payments and unplanned premium payments which do not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the subaccounts of the Separate Account based on values at the end of the valuation period in which we receive the payment. A valuation period is the same as the valuation period of the shares of the Funds held in subaccounts of the Separate Account. Loan, partial withdrawal and surrender transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on the New York Stock Exchange on that day (generally 4:00 pm Eastern time). Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price. Death benefits will be based on values as of the date of death.

We will ordinarily pay the death benefit, loan proceeds and partial withdrawal or surrender proceeds, within seven days after receipt at our office of all the documents required for completion of the transaction.

We may defer making a payment or transfer from a variable account investment option if (1) the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our policy owners.

We may also defer making a payment or transfer from a Fixed Account Option for up to six months from the date we receive the written request. However, we will not defer payment of a partial withdrawal or policy loan requested to pay a premium due on a Penn Mutual Policy. If a payment from a Fixed Account option is deferred for 30 days or more, it will bear interest at a rate of 2% per year compounded annually while it is deferred.

How Does Penn Mutual Communicate With Me?

At least once each year we will send a report to you showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy. We will also send to you an annual and a semi-annual report for each Fund underlying a subaccount to which you have allocated your policy value, as required by the 1940 Act. In addition, when you pay premiums, or if you borrow money under your Policy, transfer amounts among the investment options or make partial withdrawals, we will send a written confirmation to you. Information on Dollar Cost Averaging, Automatic Asset Rebalancing, and pre-authorized check payments will be confirmed on a quarterly statement.

Do I Have the Right to Cancel the Policy?

You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the free look period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

In most states, you will receive a refund of your policy value as of the date of cancellation plus the premium charge and the monthly deductions. The date of cancellation will be the date we receive the Policy.

In some states, you will receive a refund of any premiums you have paid. In these states money held under your Policy will be allocated to the Penn Series Money Market investment option during the free look period. At the end of the period, the money will be transferred to the investment options you have chosen.

THE PENN MUTUAL LIFE INSURANCE COMPANY

Penn Mutual is a Pennsylvania mutual life insurance company. We were chartered in 1847 and have been continuously engaged in the life insurance business since that date. We issue and sell life insurance and annuities in all 50 states and the District of Columbia. Our corporate headquarters are located at 600 Dresher Road, Horsham, Pennsylvania, 19044, a suburb of Philadelphia. Our mailing address is The Penn Mutual Life Insurance Company, Attn: Customer Service Group, PO Box 178, Philadelphia, Pennsylvania, 19105.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

We established Penn Mutual Variable Life Account I as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

Net premiums received under the Policy and under other variable life insurance policies are allocated to subaccounts of the Separate Account for investment in investment funds. They are allocated in accordance with instructions from policy owners.

Income, gains and losses, realized or unrealized, in a subaccount are credited or charged without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Policies.

If investment in shares of a Fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund. No substitution may take place without notice to owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

VOTING SHARES OF THE INVESTMENT FUNDS

We are the legal owner of shares of the Funds and as such have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, we will vote shares held in the Separate Account at meetings of shareholders of the Funds in accordance with instructions received from owners. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit us to vote shares of the Funds in our own right, we may elect to do so.

The number of shares for which an owner may give voting instructions is currently determined by dividing the portion of the owner’s policy value allocated to the Separate Account by the net asset value of one share of the applicable Fund. Fractional votes will be counted. The number of votes for which an owner may give instructions will be determined as of the record date specified by the applicable Fund. Shares for which no timely instructions are received will be voted by Penn Mutual in the same proportion as those shares for which voting instructions are received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

If required by state insurance officials, or if permitted under federal regulation, under certain circumstances, we may disregard contract owner voting instructions.

OTHER INFORMATION

Cyber Security

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure, including hardware and software malfunctions and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer or business information. Such systems failures and cyber-attacks affecting us, the underlying funds, the principal underwriter and other affiliated or third-party service providers may adversely affect us and the cash value of your policy. For instance, cyber-attacks may interfere with our processing of policy transactions, including the processing of orders with the underlying Funds; cause the release and possible destruction of confidential customer or business information; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the underlying Funds to lose value. There can be no assurance that we, the underlying Funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future. These risks also apply to other insurance and financial services companies and businesses.

Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including escheatment of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property law, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment it is important that you keep your contract and other information on file with us up to date, including the names, contact and identifying information for owners, insureds, annuitants, beneficiaries and other payees.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for surrenders (either full or partial), or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your Contract to government agencies or departments.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on the principal underwriter’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, LLC (“HTK”) to act as principal underwriter for the distribution and sale of the Policies. HTK is affiliated with Penn Mutual and is located at 600 Dresher Road, suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Policies through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. HTK is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Policies. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Registered representatives may be paid commissions on a Policy they sell based on premiums paid in amounts up to 53.5% of first year premiums of sales, 3% on premiums paid during the second through fifteenth policy years, and 1.2% on premiums paid after the first fifteen policy years. In lieu of the renewal commissions just described, registered representatives can opt to receive 1% of premiums paid during the second through tenth policy years, 0%

of the premiums paid after the first ten policy years, and an asset-based commission equivalent to an annualized rate of 0.10% of net policy value during the second through tenth policy years, and 0.25% of net policy value after the first ten policy years.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a “preferred” status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.

Finally, within certain limits imposed by FINRA, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also advisers of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy rather than other investment options.

Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Policy, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.

EXPERTS

PricewaterhouseCoopers LLP serves as independent registered public accounting firm for Penn Mutual and the Separate Account.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws and the offering of the Policies.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual appear in a statement of additional information, which may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI Request, PO Box 178, Philadelphia, PA, 19105. Or you can call toll-free at 1-800-523-0650. The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policies.

APPENDIX A

Fixed Account Options

Premium payments allocated and policy value transferred to the Fixed Account become part of Penn Mutual’s general account. Interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 and 1940 Acts.

Penn Mutual believes that the Indexed Fixed Accounts are in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Indexed Fixed Accounts qualify for an exemption from registration under the federal securities laws because, as a Penn Mutual general account option, the value does not vary according to the performance of a separate account. In addition, the products in which the Indexed Fixed Accounts are offered satisfy standard nonforfeiture laws applicable to life insurance. Accordingly, Penn Mutual has a reasonable basis for concluding that the indexed interest options provide sufficient guarantees of principal and interest through Penn Mutual’s general account to qualify under Section 3(a)(8) of the Securities Act of 1933.

The Policy allows you to allocate your policy value to the Fixed Account, which is comprised of five distinct accounts consisting of the Traditional Fixed Account, the Indexed Fixed Accounts, the Holding Fixed Accounts, the Policy Loan Accounts, and the Fixed Dollar Cost Averaging Account. As described in the relevant sections of the prospectus, policy value allocated to the Fixed Account in most respects is treated in the same manner as policy value allocated to the subaccounts of the Separate Account.

Amounts that you allocate to the Traditional Fixed Account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 2%. Amounts intended to be allocated to the Indexed Fixed Accounts on dates other than a monthly policy anniversary will be allocated to a Holding Fixed Account which will earn interest at a rate that we declare from time to time. We guarantee that this rate will be at least 1%. On the subsequent monthly policy anniversary after the allocation to the Holding Fixed Account, amounts in this account will be allocated to the Indexed Fixed Accounts.

You may allocate premium payments and policy value to one of five Indexed Fixed Accounts:

•	Classic 0% Floor S&P 500 Indexed Account

•	Classic 1% Floor S&P 500 Indexed Account

•	Enhanced Growth S&P 500 Indexed Account

•	Enhanced Ultra S&P 500 Indexed Account

•	Uncapped Premier S&P 500 Indexed Account

Each of the Indexed Fixed Accounts is comprised of different Segments, generally of one year in duration. Segments created on the Policy’s first monthly anniversary, however, will have a Segment Duration of eleven months and will mature on the first policy anniversary. During a Segment, amounts held in an Indexed Fixed Account earn Index Credits based on the performance of the S&P 500 Index. Each Segment is subject to a guaranteed minimum interest rate.

The Classic 0% Floor, Classic 1% Floor, Enhanced Growth and Enhanced Ultra S&P 500 Indexed Accounts are subject to a cap (maximum percentage) on the interest they can earn. The cap is the highest percentage which will be used in the index credit calculation, even if the change in value of the S&P 500 Index is higher. The Uncapped Premier S&P 500 Indexed Account has no guaranteed cap percentage, meaning that there will be no limit on the amount of interest credited based on the performance of the S&P 500 Index. Instead it is subject to a Participation Rate which may limit or enhance the index performance credited to the segment.

The current caps and participation rates are subject to change at the Company’s discretion, but will never be less than the guaranteed cap and participation percentages shown in the table below.

The Enhanced Growth and Enhanced Ultra S&P 500 Indexed Accounts also provide an Index Credit Enhancement. At the maturity date of a Segment, the Index Credit Enhancement is equal to the Monthly Average Segment Value multiplied by the index performance, multiplied by the Index Credit Enhancement Percentage. The Index Credit Enhancement is then paid and added to the policy value.

Indexed Fixed Account	Guaranteed Participation Percentage	Guaranteed Cap Percentage	Segment Minimum Interest Rate	Guaranteed Index Credit Enhancement	Monthly Asset Charge Percentage
Classic 0% Floor S&P 500 Indexed Account	100%	4%	0%	N/A	0%
Classic 1% Floor S&P 500 Indexed Account	100%	3%	1%	N/A	0%
Enhanced Growth S&P 500 Indexed Account	100%	4%	0%	50%	0.25%
Enhanced Ultra S&P 500 Indexed Account	100%	4%	0%	100%	0.41666%
Uncapped Premier S&P 500 Indexed Account	20%	N/A	0%	N/A	0.16666%

An asset charge will be deducted monthly from the Segment Value of the Enhanced Growth, Enhanced Ultra and Uncapped Premier S&P 500 Indexed Accounts.

Segments can be funded by premium payments, transfers from another account, or amounts retained from prior Segments due to a Segment Maturity. Segments are created on Segment Dates, which are monthly policy anniversaries.

Amounts intended for an Indexed Fixed Account can only be allocated into these accounts on a monthly policy anniversary. Premiums paid on a date other than a monthly policy anniversary will be placed into a Holding Fixed Account, where interest will be credited until the next monthly policy anniversary. At that time, the amounts in this account will be automatically transferred into the Indexed Fixed Accounts. When amounts are allocated to an Indexed Fixed Account, a Segment is created for that allocation (generally with a Segment Duration equal to one year).

The index performance is equal to the growth in the S&P 500 Index (without dividends) during the Segment multiplied by the participation percentage with a floor equal to the Segment minimum interest rate and, if applicable, a ceiling at the cap percentage. On the segment maturity date, an Index Credit is calculated and applied to the policy value of the segment.

Below are examples of how the Index Credits works.

Segment Date: November 1, 2019

Initial Segment Value = $1,000 (no deductions assumed)

Classic 0% Floor S&P 500 Indexed Account

	11/2020	11/2021	11/2022	11/2023	11/2024	Total Growth
Index Return	21%	-10%	8%	14%	-7%	24.7%
Cap Percentage	11.0%	10.5%	10.5%	11.0%	11.0%
Index Performance	11%	0%	8%	11%	0%
Annual Index Credits	$110	$0	$89	$132	$0
Ending Segment Value	$1,110	$1,110	$1,199	$1,331	$1,331	33.1%

Classic 1% Floor S&P 500 Indexed Account

	11/2020	11/2021	11/2022	11/2023	11/2024	Total Growth
Index Return	21%	-10%	8%	14%	-7%	24.7%
Cap Percentage	10.0%	9.5%	9.5%	10.0%	10.0%
Index Performance	10%	1%	8%	10%	1%
Annual Index Credits	$100	$11	$89	$120	$13
Ending Segment Value	$1,100	$1,111	$1,200	$1,320	$1,333	33.3%

Enhanced Growth S&P 500 Indexed Account (Annualized Asset Charge = 3%)

	11/2020	11/2021	11/2022	11/2023	11/2024	Total Growth
Index Return	21%	-10%	8%	14%	-7%	24.7%
Cap Percentage	12.5%	12.0%	12.0%	12.5%	12.5%
Index Performance	12.5%	0%	8%	12.5%	0%
Annual Index Credits	$125	$0	$90	$153	$0
Index Credit Enhancement	$63	$0	$45	$76	$0
Asset Charge	$30	$35	$34	$37	$43
Ending Segment Value	$1,157	$1,123	$1,224	$1,417	$1,374	37.4%

Enhanced Ultra S&P 500 Indexed Account (Annualized Asset Charge = 5%)

	11/2020	11/2021	11/2022	11/2023	11/2024	Total Growth
Index Return	21%	-10%	8%	14%	-7%	24.7%
Cap Percentage	11.0%	10.5%	10.5%	11.0%	11.0%
Index Performance	11%	0%	8%	11%	0%
Annual Index Credits	$110	$0	$89	$136	$0
Index Credit Enhancement	$110	$0	$89	$136	$0
Asset Charge	$50	$59	$56	$62	$72
Ending Segment Value	$1,170	$1,112	$1,234	$1,444	$1,371	37.1%

Uncapped Premier S&P 500 Indexed Account (Annualized Asset Charge = 2%)

	11/2020	11/2021	11/2022	11/2023	11/2024	Total Growth
Index Return	21%	-10%	8%	14%	-7%	24.7%
Participation Percentage	105%	100%	100%	105%	105%
Index Performance	22.1%	0%	8%	15%	0%
Annual Index Credits	$221	$0	$94	$187	$0

	11/2020	11/2021	11/2022	11/2023	11/2024	Total Growth
Asset Charge	$20	$24	$24	$25	$28
Ending Segment Value	$1,201	$1,177	$1,248	$1,410	$1,382	38.2%

If the S&P 500 Index substantially changes the manner in which it is calculated we may adjust the formula that is used when determining the Index Credit, if any, to be consistent with the original calculation methodology. If the publication of the Index is discontinued, or if in our sole discretion we determine that the Index should no longer be used, a similar Index may be substituted. You will be notified of any change of Index.

The manner in which the interest earnings are calculated on policy value allocated to an Indexed Fixed Account is very different from the manner in which appreciation or depreciation is calculated on policy value which is allocated to the subaccount of the Separate Account which invests in shares of the Index 500 Fund. Policy values allocated to the Index 500 Fund subaccount are valued daily based on the net asset value of the Index 500 Fund. The change in the Fund’s net asset value is fully reflected in the performance of the Index 500 Fund subaccount. The Company does not guarantee any minimum level of performance for the subaccount nor does it set a cap on the performance of the subaccount. The owner of the Policy bears all of the investment risk of allocating policy value into the Index 500 Fund subaccount.

In contrast, an Indexed Fixed Account is part of the Company’s general account. Subject to applicable law and regulation, investment of general account assets is at the sole discretion of the Company. The crediting strategy of an Indexed Fixed Account is linked to the performance of the S&P 500 Index (without dividends). It is a one-year point-to-point crediting strategy that will credit interest based on the one-year performance of the S&P 500 (without dividends) between two points in time, with an annual floor and, if applicable, a cap or participation percentage, as described above in detail.

As long as you do not have a Traditional Loan outstanding, you may take an Indexed Loan. You may borrow up to 95% of your cash surrender value and the minimum amount you may borrow is $250.00.

When an Indexed Loan is taken, an amount equal to the amount of the loan will be withdrawn from the subaccounts of the Separate Account, Traditional Fixed Account, Holding Fixed Accounts, and Indexed Fixed Accounts on a pro-rata basis. Amounts withdrawn from the investment options cease to participate in the investment experience of the Separate Account. Amounts withdrawn from the Fixed Account options cease to participate in the crediting strategies offered in the Fixed Account. The amount is placed in the Holding Fixed Account and then will be transferred to the Indexed Loan Account on the next monthly policy anniversary. Interest on Indexed Loans will be charged at a rate of 5.0% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. The collateral under the Indexed Loan option remains in the Segment of the Indexed Loan Account and is credited interest. The credited interest rate during any Segment will be between 0% (the Segment minimum interest rate) and the cap percentage on the Indexed Loan Account for a particular year. You might choose an Indexed Loan if you prefer that the collateral for your loan earn interest at a rate based on the performance of the S&P 500, with a minimum rate guaranteed if held for the full Segment Duration, instead of the fixed rate earned on the collateral held for a Traditional Loan.

You may repay all or part of a loan at any time. Any repayment of Policy Debt will be allocated pro-rata across all Indexed Loan Account Segments. The repayment amount in each Indexed Loan Account Segment is part of the Indexed Loan Account Segment Value. On Segment Maturity this amount of the Indexed Loan Account Segment Value is allocated to the subaccounts of the Separate Account, the Traditional Fixed Account and Indexed Fixed Accounts on a pro-rata basis in proportion to the current value of each account.

STATEMENT OF ADDITIONAL INFORMATION

A free copy of the Statement of Additional Information (“SAI”), dated October 1, 2019 which includes financial statements of Penn Mutual and the Separate Account, and additional information on Penn Mutual, the Separate Account and the Policy, may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania, 19105. Or you can call toll-free at 1-800-523-0650 or visit our website at www.pennmutual.com. The SAI is incorporated by reference into this prospectus and, therefore, legally forms a part of this Prospectus.

In addition, you can also request, free of charge, a personalized illustration of death benefits, cash surrender values and cash values by contacting The Penn Mutual Life Insurance Company, Customer Service Group, PO Box 178, Philadelphia, Pennsylvania, 19105. Or you can call toll-free at 1-800-523-0650.

Reports and other information about the Penn Mutual Variable Life Account I, including the SAI, may be obtained from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information also may be obtained, after paying a duplicating fee, by emailing the SEC at publicinfo@sec.gov.

Investment Company Act registration number is 811-05006.

STATEMENT OF ADDITIONAL INFORMATION

FOR

DIVERSIFIED ADVANTAGE VUL

a flexible premium adjustable variable life insurance policy issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

PO Box 178, Philadelphia, PA 19105

800-523-0650

October 1, 2019

This Statement of Additional Information is not a prospectus. It should be read in conjunction with our Diversified Advantage VUL prospectus dated October 1, 2019. A copy of the prospectus for the Policy is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group — C3P, PO Box 178, Philadelphia, PA, 19105. Or, you may call, toll free, 1-800-523-0650.

PENN MUTUAL LIFE INSURANCE COMPANY

Penn Mutual is a Pennsylvania mutual life insurance company. We were chartered in 1847 and have been continuously engaged in the life insurance business since that date. We issue and sell life insurance and annuities in all 50 states and the District of Columbia. Our corporate headquarters are located at 600 Dresher Road, Horsham, Pennsylvania, 19044, a suburb of Philadelphia. Our mailing address is The Penn Mutual Life Insurance Company, Attn: Customer Service Group, PO Box 178, Philadelphia, Pennsylvania, 19105.

Penn Mutual Variable Life Account I

We established Penn Mutual Life Account I as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

FEDERAL INCOME TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based on Penn Mutual’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS.

Tax Status of The Policy

To qualify as a life insurance contract for federal income tax purposes, the Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). Section 7702 was amended as a result of U.S. federal tax legislation that was enacted on December 22, 2017. It does not appear that these changes will materially change the definition of life insurance contracts; however, certain aspects of the legislation are currently uncertain and future administrative guidance or legislation may result in additional changes. The manner in which Section 7702 should be applied to certain features of the Policy offered in its prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether the Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If the Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that the Policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

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Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The funds in which each subaccount of the Separate Account may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the funds’ investments in order to establish that each subaccount is “adequately diversified”. It is expected that each underlying fund will comply with the diversification requirement applicable to the subaccounts as though the requirement applied to that underlying fund. Penn Mutual believes that the Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of the related separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is considered the owner of separate account assets, income and gain from the assets would be includable in the variable contract owner’s gross income. The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable contract), it will provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of the Policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets. Although we do not believe this to be the case, these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policy. We, therefore, reserve the right to modify the Policy as necessary to attempt to prevent the owners of the Policy from being considered the owners of a pro rata share of the assets of the subaccounts under the Policy. In addition, it is possible that if regulations or additional rulings are issued, the contract may need to be modified to comply with them.

Tax Qualification

For the Diversified Advantage VUL policy to be treated as a life insurance contract under the Internal Revenue Code, it must pass one of two tests — a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•	Cash Value Accumulation Test — Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•

Guideline Premium/Cash Value Corridor Test — The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Internal Revenue Code.

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The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

The following discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

We believe that the proceeds and cash value increases of the Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Modified Endowment Contracts

The Internal Revenue Code establishes a class of life insurance contracts designated as “modified endowment contracts,” which applies to policies entered into or materially changed after June 20, 1988.

Due to the Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of the Policy. In general, the Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether the Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. We will endeavor to notify you on a timely basis if we believe you have exceeded this limit and the Policy has become a modified endowment contract under the Code.

All policies that we or our affiliate issue to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

The rules relating to whether the Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether the Policy transaction will cause the Policy to be treated as a modified endowment contract.

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Distributions from Policies Classified as Modified Endowment Contracts

Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from the Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy are treated as distributions from such the Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such the Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner becoming disabled (as determined under the Code), or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s beneficiary.

Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a Policy that is not classified as a modified endowment contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributions of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue complying with the Section 7702 definitional limits. The application of these rules may vary depending on whether the change occurs in the first five years after the Policy is issued. Such a cash distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, the Policy that is not classified as a modified endowment contract are subject to the 10 percent additional tax.

Policy Loan Interest

Generally, personal interest paid on a loan under the Policy which is owned by an individual is not deductible. In addition, interest on any loan under the Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a competent tax adviser before deducting any interest paid in respect of a Policy loan.

Investment in the Policy

Investment in the Policy means: (i) the aggregate amount of any premiums or other consideration paid for the Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, the Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, the Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

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Tax Consequences of the Option to Extend the Maturity Date

The option to extend the Maturity Date that we offer allows the policy owner to extend the original maturity date by 20 years. An extension of maturity could have adverse tax consequences. Before you exercise your rights under this option, you should consult with a competent tax adviser regarding the possible tax consequences of an extension of maturity.

Disposition of the Policy

The disposition of your Policy will likely have federal income tax consequences. The amount and character of any gain or income recognized in connection with a disposition may vary, depending on the nature of the disposition, your investment in the contract, premiums paid, and other factors. You should consult your tax adviser prior to any disposition.

Certain Information Reporting

As a result of U.S. federal tax legislation that was enacted on December 22, 2017, new Code section 6050Y creates a new information reporting requirement for certain life insurance policy transactions. A return must be filed by every person who acquires a life insurance contract or any interest in a life insurance contract in a reportable policy sale. A reportable policy sale is generally the acquisition of an interest in a life insurance contract, directly or indirectly, if the acquirer has no substantial family, business, or financial relationship with the insured. The buyer must file the return required under Section 6050Y with the IRS and furnish copies of the return to the insurance company that issued the contract and the seller. The Internal Revenue Service has provided guidance to ensure efficient administration of new Code section 6050Y. Under this guidance, reporting will not be required until final regulations are issued. For reportable policy sales and payments of reportable death benefits occurring after December 31, 2017, and before the date final regulations are published in the Federal Register, Treasury and the Internal Revenue Service intend to allow additional time after the date final regulations are published to file the returns and furnish the written statements required by section 6050Y.

Other Tax Considerations

The transfer of the Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities or life insurance contracts that are includable in gross income are generally considered net investment income.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

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The foregoing is a summary of the federal income (and, where noted, non-income) tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

SALE OF THE POLICY

Hornor, Townsend & Kent, LLC (“HTK”), a wholly-owned subsidiary of Penn Mutual, acts as a principal underwriter of the Policies on a continuous basis. HTK, located at 600 Dresher Road, Horsham, Pennsylvania 19044, was organized as a Pennsylvania corporation on March 13, 1969. The offering is on a continuous basis. HTK also acts as principal underwriter for Penn Mutual Variable Annuity Account III, a separate account also established by Penn Mutual and for PIA Variable Annuity Account I, a separate account established by The Penn Insurance and Annuity Company, a wholly-owned subsidiary of Penn Mutual. HTK is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority.

The Diversified Advantage VUL Policy is newly offered and therefore HTK did not receive any compensation for its services related to the Policy during the last three fiscal years.

PERFORMANCE INFORMATION

We provide performance information for the investment funds offered as investment options under the Policy. The performance information for the funds does not reflect expenses that apply to the Separate Account or the Policy. Inclusion of these charges would reduce the performance information.

EXPERTS

The financial statements of the Company as of December 31, 2018 and 2017 and for each of the two years in the period ended December 31, 2018, and the financial statements and financial highlights of the Separate Account of the Company as of December 31, 2018 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual appear on the following pages. The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policy.

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Part C

Other Information

Item 26: Exhibits

(a)(1)	Resolution of the Board of Trustees of The Penn Mutual Life Insurance Company establishing Penn Mutual Variable Life Account I (the “Registrant”). Incorporated herein by reference to Exhibit A(1)(a) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(a)(2)	Resolution of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company relating to investments of the Registrant. Incorporated herein by reference to Exhibit A(1)(b) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(b)	Not applicable.

(c)(1)	Distribution Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, LLC. Incorporated herein by reference to Exhibit A(3)(a)(1) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(c)(2)	Sales Support Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, LLC. Incorporated herein by reference to Exhibit A(3)(a)(2) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(c)(3)	Form of Agent’s Agreement relating to broker-dealer supervision. Incorporated herein by reference to Exhibit 3(c) to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

(c)(4)	Form of Broker-Dealer Selling Agreement (for broker-dealers licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Incorporated herein by reference to Exhibit 3(d) to Pre-Effective Amendment No. 1 to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on November 30, 1998 (EDGAR Accession No. 0001036050-98-002055).

(c)(5)	Form of Broker-Dealer Selling Agreement (for broker-dealers with affiliated corporations licensed to sell variable annuity contracts and/or variable life insurance policies under state insurance laws, and companion Form of Corporate Insurance Agent Selling Agreement). Incorporated herein by reference to Exhibit 3(e) to Pre-Effective Amendment No. 1 to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on November 30, 1999 (EDGAR Accession No. 0001036050-98-002055).

(c)(6)	Schedule of Sales Commissions. Incorporated herein by reference to Exhibit A(3)(c) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(1)	Flexible Premium Adjustable Variable Life Insurance Policy with Index-Linked Options (ICC19-VFL) is filed herewith.

(d)(2)	Rider – Accidental Death Benefit (ICC12-ADB) is filed herewith.

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(d)(3)	Rider – Waiver of Surrender Charges (ICC12-WSC) is filed herewith.

(d)(4)	Rider – Disability Waiver of Stiplated Premium (ICC12-WSP) is filed herewith

(d)(5)	Rider – Accelerated Benefit – Chronic Illness (ICC15-ABCI) is filed herewith.

(d)(6)	Rider – Accelerated Death Benefit for Terminal Condition (ICC17-ACDB) is filed herewith.

(d)(7)	Rider – Additional Insured Term Insurance (ICC19-AITI) is filed herewith.

(d)(8)	Rider – Children’s Term Insurance (ICC19-CTI) is filed herewith.

(d)(9)	Rider – Cash Value Enhancement (ICC19-CVER) is filed herewith.

(d)(10)	Rider – Extended No-Lapse Guarantee (ICC19-ENLG) is filed herewith.

(d)(11)	Rider – Guaranteed Increase Option (ICC19-GIO) is filed herewith.

(d)(12)	Rider – Overloan Protection Benefit (ICC19-OPB) is filed herewith.

(d)(13)	Rider – Supplemental Term Insurance (ICC19-STI) is filed herewith.

(d)(14)	Rider – Supplemental Exchange (ICC12-SE) is filed herewith.

(d)(15)	Rider – Disability Waiver of Monthly Deductions (ICC19-WMD) is filed herewith.

(e)	Application Form for Life Insurance is to be filed by amendment.

(f)(1)	Charter of the Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 6(a) to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

(f)(2)	By-Laws of The Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 6(b) to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-177543), as filed with the SEC on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

(g)	Not applicable.

(h)(1)	Sales Agreement between The Penn Mutual Life Insurance Company and Penn Series Funds, Inc. Incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-6 (File No. 33-54662), as filed with the SEC on April 19, 2013 (EDGAR Accession No. 0001193125-13-162523).

(i)	Not applicable.

(j)	Not applicable.

(k)	Opinion and consent of The Penn Mutual Life Insurance Company, as to the legality of the securities being registered, is to be filed by amendment.

(l)	Not applicable.

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(m)	Not applicable.

(n)(1)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, is to be filed by amendment.

(n)(2)	Consent of counsel, Morgan, Lewis & Bockius LLP, is to be filed by amendment.

(o)	Not applicable.

(p)	Not applicable.

(q)	Amended and Restated Memorandum describing issuance, transfer and redemption procedures. Incorporated herein by reference to Exhibit (q) to the Registrant’s Registration Statement on Form N-6 (File No. 33-54662), as filed with the SEC on April 25, 2005 (EDGAR Accession No. 0000950116-05-001570).

(r)(1)	Powers of Attorney for Messrs. Santomero, Rock, Chappell and Ms. Lillie dated February 14, 2012. Incorporated herein by reference to Exhibit (r) to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-6 (File No. 33-54662), as filed with the SEC on April 25, 2012 (EDGAR Accession No. 0001193125-12-182449).

(r)(2)	Power of Attorney of Ms. Pudlin. Incorporated herein by reference to Exhibit (r)(2) to the Registrant’s Registration Statement on Form N-6 (File No. 33-54662), as filed with the SEC on April 19, 2013 (EDGAR Accession No. 0001193125-13-162523).

(r)(3)	Power of Attorney of Ms. Waring dated April 4, 2014. Incorporated herein by reference to Exhibit (r)(3) to the Registrant’s Registration Statement on From N-6 (File No. 33-54662), as filed with the SEC on April 18, 2014 (EDGAR Accession No. 0001193125-14-149074).

(r)(4)	Power of Attorney of Mr. Hunt dated April 3, 2017. Incorporated herein by reference to Exhibit (r)(4) to the Registrant’s Registration Statement on Form N-6 (File No. 33-54662), as filed with the SEC on April 18, 2017 (EDGAR Accession No. 0001193125-17-126963).

(r)(5)	Powers of Attorney of Messrs. William C. Goings and Gerard P. Cuddy and Ms. Carol J. Johnson dated July 24, 2018, April 4, 2019, and July 11, 2018, respectively. Incorporated herein by reference to Exhibit (r)(5) to the Registrant’s Registration Statement on Form N-6 (File No. 33-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

Item 27: Directors and Officers of the Depositor

The following table sets forth the names of the executive officers of Penn Mutual and the officers and trustees of Penn Mutual who are engaged directly or indirectly in activities relating to the Separate Account or the Policies offered by the Separate Account. Unless otherwise noted, the principal business address of each of the trustees and officers is The Penn Mutual Life Insurance Company, PO Box 178, Philadelphia, Pennsylvania 19105.

Name and Principal Business Address	Position and Offices with Depositor
Eileen C. McDonnell	Chairman and Chief Executive Officer

David O’Malley	President, Chief Operating Officer and Trustee

Kevin T. Reynolds	Senior Vice President, Human Resources and Chief Legal Officer

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Name and Principal Business Address	Position and Offices with Depositor
Susan T. Deakins	Executive Vice President, Chief Financial Officer, and Treasurer

Robert E. Chappell	Trustee of Penn Mutual

Charisse R. Lillie	Trustee of Penn Mutual

Helen P. Pudlin	Trustee of Penn Mutual

Robert H. Rock	Trustee of Penn Mutual

Anthony M Santomero	Trustee of Penn Mutual

Susan D. Waring	Trustee of Penn Mutual

James S. Hunt	Trustee of Penn Mutual

Gerard P. Cuddy	Trustee of Penn Mutual

William C. Goings	Trustee of Penn Mutual

Carol J. Johnson	Trustee of Penn Mutual

Item 28: Persons Controlled By or Under Common Control with the Depositor or Registrant

Penn Mutual established Penn Mutual Variable Life Account I as a separate investment account under Pennsylvania law on January 27, 1987.

Penn Mutual Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
The Penn Insurance and Annuity Company	Life Insurance and Annuities	Delaware

Penn Mutual Asset Management, LLC.	Investment Adviser	Pennsylvania

Penn Series Funds, Inc.	Investment Company	Maryland

Penn Mutual Payroll Administration, LLC	Payroll	Pennsylvania

Independence Square Properties, LLC*	Holding Company	Delaware

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Corporation	Principal Business	State of Incorporation
Hornor, Townsend & Kent, LLC.	Registered Broker-Dealer and Investment Adviser	Pennsylvania
Vantis Life Insurance Company	Life Insurance	Connecticut

Vantis Life Insurance Company

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
Vantis Life Insurance Company of New York (a NY Corporation)	Life Insurance	New York

*	Independence Square Properties, LLC is 94.48% owned by Penn Mutual and 5.52% owned by The Penn Insurance and Annuity Company.

Penn Insurance and Annuity Company

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
PIA Reinsurance Company of Delaware I	Reinsurance	Delaware
Dresher Run I, LLC	Holding Company	Delaware
Longevity Insurance Company, Inc.	Life Insurer	Texas

Independence Square Properties, LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
Janney Montgomery Scott LLC	Registered Broker-Dealer and Investment Adviser	Delaware

Janney Montgomery Scott LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
JMS Resources, Inc.	Investments	Pennsylvania
Janney Capital Management, LLC	Investments	Delaware

JMS Resources, Inc.

Wholly-Owned Subsidiaries

Janney Private Equity Company, Inc.	Investments	Delaware

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Hornor, Townsend & Kent, LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
HTK Insurance Agency, LLC	Insurance Agents or Brokers	Pennsylvania

All subsidiaries listed above are included in the Registrant’s consolidated financial statements.

Item 29. Indemnification

Section 6.2 of the By-Laws of The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”) provides that, in accordance with the provisions of the Section, the Company shall indemnify trustees and officers against expenses (including attorneys’ fees), judgments, fines, excise taxes and amounts paid in settlement actually incurred in connection with actions, suits and proceedings, to the extent such indemnification is not prohibited by law, and may provide other indemnification to the extent not prohibited by law. The By-Laws are filed as Exhibit 6(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 of Penn Mutual Variable Annuity Account III filed April 13, 2012 (File No. 333-177543).

Pennsylvania law (15 Pa. C.S.A. §§ 1741-1750) authorizes Pennsylvania corporations to provide indemnification to directors, officers and other persons.

Penn Mutual owns a directors and officers liability insurance policy covering liabilities that trustees and officers of Penn Mutual and its subsidiaries may incur in acting as trustees and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30: Principal Underwriters

Hornor, Townsend & Kent, LLC serves as principal underwriters of the securities of the Penn Mutual Variable Life Account I. Hornor Townsend & Kent, LLC also serves as distributor of variable annuity contracts issued through Penn Mutual Variable Annuity Account III, a separate account of Penn Mutual.

Hornor, Townsend & Kent, LLC — Managers and Officers*

Timothy N. Donahue	President & Chief Executive Officer
Thomas H. Harris	Executive Vice President, Chief Distribution Officer
Greg J. Driscoll	Senior Vice President, Chief Information Officer
David Raszeja	Vice President, Financial Management and Chief Risk Officer and Manager
Franklin L. Best, Jr.	Counsel and Secretary
Charles Ingulli	Treasurer and Controller
Christopher G. Jahn	Assistant Vice President, Assurance and Auditor
Robert Kaehler	Assistant Vice President, Chief Compliance Officer
Jessica Swarr	Assistant Vice President Corporate Tax
Michael W. Williams	Assistant Vice President, Business Development & Agency Integration
Tracy Zimmerer	Managing Director, HTK Operations

*	The principal business address of the directors and officers is The Penn Mutual Life Insurance Company, PO Box 178, Philadelphia, Pennsylvania, 19105.

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Commissions and Other Compensation Received by Each Principal Underwriter during the last Fiscal Year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Hornor, Townsend & Kent, LLC	$5,742	$0	$0	$0

Item 31: Location of Accounts and Records

The name and address of the person who maintains physical possession of each account, book or other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, is as follows:

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

Item 32: Management Services

Not applicable.

Item 33: Fee Representation

The Penn Mutual Life Insurance Company represents that the fees and charges deducted under the Flexible Premium Adjustable Variable Life Insurance Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

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SIGNATURES

As required by the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 39 to the Registration Statement on Form N-6 to be signed on its behalf, by the undersigned, thereunto duly authorized in the Township of Horsham and Commonwealth of Pennsylvania on this 17th day of July, 2019.

PENN MUTUAL VARIABLE LIFE ACCOUNT I (Registrant)

By:	THE PENN MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	/s/ Eileen C. McDonnell
Eileen C. McDonnell
Chairman and Chief Executive Officer

As required by the 1933 Act, this Post-Effective Amendment No. 39 to the Registration Statement on Form N-6 has been signed below by the following persons, in the capacities indicated, on the 17th day of July, 2019.

Signature	Title

/s/ Eileen C. McDonnell	Chairman and Chief Executive Officer
Eileen C. McDonnell

/s/ David M. O’Malley	President, Chief Operating Officer and Trustee
David M. O’Malley

*ROBERT E. CHAPPELL	Trustee

*GERARD P. CUDDY	Trustee

*WILLIAM C. GOINGS	Trustee

*CAROL J. JOHNSON	Trustee

*CHARISSE R. LILLIE	Trustee

*HELEN P. PUDLIN	Trustee

*ROBERT H. ROCK	Trustee

*ANTHONY M SANTOMERO	Trustee

*SUSAN D. WARING	Trustee

*JAMES S. HUNT	Trustee

*By: /s/ Eileen C. McDonnell
Eileen C. McDonnell, attorney-in-fact

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Exhibit Index

Exhibit No.	Exhibit

EX-99.(D)(1)	Flexible Premium Adjustable Variable Life Insurance Policy with Index-Linked Options (ICC19-VFL)

EX-99.(D)(2)	Rider –Accidental Death Benefit (ICC12-ADB)

EX-99.(D)(3)	Rider – Waiver of Surrender Charges (ICC12-WSC)

EX-99.(D)(4)	Rider – Disability Waiver of Stipulated Premium (ICC12-WSP)

EX-99.(D)(5)	Rider – Accelerated Benefit – Chronic Illness (ICC15-ABCI)

EX-99.(D)(6)	Rider – Accelerated Death Benefit for Terminal Condition (ICC17-ACDB)

EX-99.(D)(7)	Rider – Additional Insured Term Insurance (ICC19-AITI)

EX-99.(D)(8)	Rider – Children’s Term Insurance (ICC19-CTI)

EX-99.(D)(9)	Rider – Cash Value Enhancement (ICC19-CVER)

EX-99.(D)(10)	Rider – Extended No-Lapse Guarantee (ICC19-ENLG)

EX-99.(D)(11)	Rider – Guaranteed Increase Option (ICC19-GIO)

EX-99.(D)(12)	Rider – Overloan Protection Benefit (ICC19-OPB)

EX-99.(D)(13)	Rider – Supplemental Term Insurance (ICC19-STI)

EX-99.(D)(14)	Rider- Supplemental Exchange (ICC12-SE)

EX-99.(D)(15)	Rider – Disability Waiver of Monthly Deductions (ICC19-WMD)

9